SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                              Act of 1934

Filed by the Registrant  XX

Filed by a Party other than the Registrant ___

Check the appropriate box:
___   Preliminary Proxy
___ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
XXX   Definitive Proxy Statement
___   Definitive Additional Materials
___   Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12

                       SEQUENT COMPUTER SYSTEMS, INC.
             (Name of Registrant as Specified in its Charter)

                       SEQUENT COMPUTER SYSTEMS, INC.
   (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

XXX   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
      14a-6(i)(2) or Item 22(a)(2) of Schedule 14A
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      Rule 14a-6(i)(3)
___   Fee computed on table below per Exchange Act Rules
      14a-6(i)(4) and 0-11

     (1)  Title of each class of securities to which transaction applies:
     _____________________________________________________________

     (2)  Aggregate number of securities to which transaction applies:
     _____________________________________________________________

     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
     _____________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:
     _____________________________________________________________

     (5)  Total fee paid:
     _____________________________________________________________

___  Fee paid previously with preliminary materials.

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     state how it was determined.

___  Check box if any part of the fee is offset as provided by Exchange
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     statement number, or the Form or Schedule and the date of its filing.

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                         SEQUENT COMPUTER SYSTEMS, INC.

             Notice of Annual Meeting of Shareholders to be Held
                               May 18, 1995

To the Shareholders of Sequent Computer Systems, Inc.:

The Annual Meeting of Shareholders of Sequent Computer Systems, Inc., an Oregon corporation, will be held on Thursday, May 18, 1995 at 3:00 pm., Pacific Time, at the Company's facilities at 15450 S.W. Koll Parkway, Beaverton, Oregon, for the following purposes:

1. Electing six directors;
2. Voting on approval of the Company's 1995 Stock Incentive Plan;
3. Voting on approval of an amendment to the Company's Employee Stock Purchase Plan;
4. Voting on approval of the selection of Price Waterhouse as the Company's independent auditors; and
5. Transacting such other business as may properly come before the meeting. You are respectfully requested to date and sign the enclosed proxy and return it in the postage prepaid envelope enclosed for that purpose. You may attend the meeting in person even though you have sent in your proxy, since retention of the proxy is not necessary for admission to or identification at the meeting.

                              By Order of the Board of Directors


                              Karl C. Powell, Jr.,
                              Chairman of the Board
                              and Chief Executive Officer

March 23, 1995
Beaverton, Oregon


YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THIS MEETING IN PERSON, PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE SO THAT YOUR STOCK WILL BE VOTED. THE ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.


                      SEQUENT COMPUTER SYSTEMS, INC.
                            PROXY STATEMENT

The mailing address of the principal executive offices of Sequent Computer Systems, Inc., an Oregon corporation (the Company" or Sequent"), is 15450 S.W. Koll Parkway, Beaverton, Oregon 97006-6063. The approximate date this proxy statement and the accompanying proxy form are first being sent to shareholders is April 5, 1995.

Upon written request to the Secretary, any person whose proxy is solicited by this proxy statement will be provided without charge a copy of the Company's Annual Report on Form 10-K.

                  SOLICITATION AND REVOCABILITY OF PROXY

The enclosed proxy is solicited on behalf of the Board of Directors of the Company for use at the annual meeting of shareholders to be held on Thursday, May 18, 1995. The Company will bear the cost of preparing and mailing the proxy, proxy statement and any other material furnished to the shareholders by the Company in connection with the annual meeting. Proxies will be solicited by use of the mails. Officers and employees of the Company may also solicit proxies by telephone or personal contact. Copies of solicitation materials will be furnished to fiduciaries, custodians and brokerage houses for forwarding to beneficial owners of the stock held in their names. The Company has retained Chemical Bank to assist in the solicitation of proxies from brokers and other nominees at an estimated cost of $8,500 plus certain expenses.

Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise. The proxy may be revoked by filing with the Company, attention Henry H. Hewitt, Secretary, an instrument of revocation or a duly executed proxy bearing a later date. The proxy may also be revoked by affirmatively electing to vote in person while in attendance at the meeting. However, a shareholder who attends the meeting need not revoke his proxy and vote in person unless he wishes to do so. All valid, unrevoked proxies will be voted at the annual meeting.


                VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

The Common Stock is the only outstanding voting security of the Company. The record date for determining holders of Common Stock entitled to vote at the annual meeting is March 23, 1995. On that date there were 31,745,666 shares of Common Stock outstanding, entitled to one vote per share. The Common Stock does not have cumulative voting rights.

The following table shows Common Stock ownership on March 1, 1995 by (i) each person who, to the knowledge of the Company, beneficially owns more than 5% of the Common Stock, (ii) the Chief Executive Officer of the Company, (iii) the other executive officers of the Company, and (iv) all directors and executive officers of the Company as of March 1, 1995 as a group:

Name and Address                                Shares(1)         Percent

Merrill Lynch & Co., Inc.                      3,025,600(2)         9.6%
World Financial Center, North Tower
250 Vesey Street
New York, NY 10281

Neuberger & Berman                             1,973,500(3)         6.3%
605 Third Avenue
New York, NY 10158

The Capital Group Companies, Inc.              1,925,000(4)         6.1%
333 Hope Street
Los Angeles, CA 90071

State Farm Mutual Automobile                   1,715,950            5.5%
Insurance Company
1 State Farm Plaza
Bloomington, IL 61710

State Farm Insurance Companies                   533,300            1.7%
Employee Retirement Trust
c/o Continental Bank N.A.
30 North LaSalle Street
Chicago, IL 60693

Karl C. Powell, Jr.                              547,634(5)         1.7%

John McAdam                                       32,726(6)          *

Robert S. Gregg                                   78,110(7)          *

Lary L. Evans                                     46,679(8)          *

Paul J. O'Mara                                    10,015(9)          *

10 directors and executive
officers as a group                              907,041(10)       2.8%

* Less than 1%.

(1) Shares are held directly with sole voting and dispositive power except as otherwise indicated. Shares issuable pursuant to outstanding stock options that are currently exercisable or become exercisable within 60 days of the date of this table are considered outstanding for the purpose of calculating the percentage of Common Stock owned by such person, but not for the purpose of calculating the percentage of Common Stock owned by any other person.

(2) Based solely on information provided as of December 31, 1994 in a Schedule 13G filed by the shareholder. The shareholder reports shared voting power and shared dispositive power with respect to these shares.

(3) Based solely on information provided as of December 31, 1994 in a Schedule 13G filed by the shareholder. Includes 672,500 shares over which the shareholder reports sole voting, 1,150,000 shares over which the shareholder reports shared voting, and 1,973,500 shares over which the shareholder reports shared dispositive power.

(4) Based solely on information provided as of December 31, 1994 in a
Schedule 13G filed by the shareholder. The shareholder reports sole dispositive power with respect to these shares.

(5) Includes 160,000 shares held in trust for the benefit of Mr. Powell's family, as to which Mr. Powell has shared voting and dispositive power, and 318,652 shares of Common Stock subject to options that are currently exercisable or become exercisable within 60 days.

(6) Includes 21,780 shares of Common Stock subject to options that are currently exercisable or become exercisable within 60 days.

(7) Includes 50,176 shares of Common Stock subject to options that are currently exercisable or become exercisable within 60 days.

(8) Includes 46,679 shares of Common Stock subject to options that are currently exercisable or become exercisable within 60 days.

(9) Includes 10,015 shares of Common Stock subject to options that are currently exercisable or become exercisable within 60 days.

(10) Includes 619,954 shares of Common Stock subject to options that are currently exercisable or become exercisable within 60 days.

                        ELECTION OF DIRECTORS

The Board of Directors of the Company consists of six directors who are elected at the annual meeting to serve until the next annual meeting of shareholders and until their successors are elected. The Company's nominees for director are listed below, together with certain information about each of them.


                                                                               Shares of
                                                                              Common Stock
                                     Position with the                           held on
                                   Company and Principal                         March 1       Approximate
      Name                             Occupation                    Age         1995(1)          percent

Karl C. Powell, Jr.                Chairman of the Board,             51        547,634(2)         1.71%
                                   Chief Executive Officer and
                                   Director of the Company

David R. Hathaway(3)(4)(5)         Director of the Company;           50         71,460(6)           *
                                   General Partner of Venrock
                                   Associates

Robert C. Mathis(3)(4)(5)          Director of the Company;           67         16,960(7)           *
                                   Chairman, President and
                                   CEO of TMA Technologies, Inc.

Richard C. Palermo, Sr. (5)        Director of the Company;           57          6,840(8)           *


Michael S. Scott Morton(3)(5)      Director of the Company;           57         18,040(9)           *
                                   Professor of Management at
                                   the Massachusetts Institute
                                   of Technology

Robert W. Wilmot(4)(5)	            Director of the Company;	          50  	      78,552(10)	         *
                                   Chairman of the Board of
                                   Wilmot Consulting, Inc.

*Less than 1%.

(1) Shares held directly with sole voting and sole dispositive power unless otherwise indicated.

(2) Includes 160,000 shares held in trust for the benefit of Mr. Powell's family, as to which Mr. Powell has shared voting and dispositive power, and 318,652 shares of Common Stock subject to options that are currently exercisable or become exercisable within 60 days.

(3) Member of Compensation Committee.

(4) Member of Audit Committee.

(5) Member of Nominating Committee.

(6) Includes 1,700 shares held in trust for the benefit of Mr. Hathaway's family, as to which Mr. Hathaway has shared voting and dispositive power, and 53,260 shares of Common Stock subject to options that are currently exercisable or become exercisable within 60 days.

(7) Includes 16,960 shares of Common Stock subject to options that are currently exercisable or become exercisable within 60 days.

(8) Includes 6,840 shares of Common Stock subject to options that are currently exercisable or become exercisable within 60 days.

(9) Includes 17,040 shares of Common Stock subject to options that are currently exercisable or become exercisable within 60 days.

(10) Includes 78,552 shares of Common Stock subject to options that are currently exercisable or become exercisable within 60 days.

Mr. Powell, a co-founder of the Company, is Chairman of the Board and Chief Executive Officer and has been a director since 1983. Mr. Powell has served as the Company's sole Chief Executive Officer or shared the Office of the Chief Executive with the other co-founder of the Company since the Company's inception. From 1974 to 1983, Mr. Powell was employed by Intel Corporation, where his most recent position was General Manager for Microprocessor Operations. Mr. Powell served on the National Board of Directors of the American Electronics Association from 1985 to 1986. He holds a B.S. degree in mechanical engineering from the U.S. Merchant Marine Academy.

Mr. Hathaway has been a director of the Company since 1983. For the last five years, Mr. Hathaway has been a general partner of Venrock Associates, a venture capital investment partnership. He is a director of Mentor Graphics Corporation, Mitek Surgical Products, Inc. and several privately-held, high-technology companies.

Dr. Mathis has been a director of the Company since 1985. Dr. Mathis was a General in the United States Air Force and served as Vice Chief of Staff from 1980-1982. He retired from the Air Force in 1982. Dr. Mathis is Chairman of the I Am Third Foundation, a non-profit organization serving the disabled, which he and his wife founded in 1982. He has also served on a number of boards and is currently Chairman of Eagle Pass Engineering, a consulting firm; Chairman of TMA Technologies, an electro-optics and aerospace engineering firm he founded; and a principal in the Zebulon Group, a corporate development firm.

Mr. Palermo has been a director of the Company since March 1993. Mr. Palermo was employed by Xerox Corporation from 1965 until his retirement in March 1993, serving most recently as Senior Vice President, U.S. Quality and Customer Satisfaction and Vice President of Marketing. He currently serves as a quality consultant to Xerox Corporation and other companies.

Dr. Scott Morton has been a director of the Company since 1991. Dr. Scott Morton is the Jay W. Forrester Professor of Management at the Sloan School of Management and was Chairman of the Faculty for the Senior Executive Program at M.I.T. He has also served as Program Director of the Management in the 1990s Research Program and as Associate Dean of the Sloan School of Management at M.I.T. Dr. Scott Morton is a Trustee of the State Street Research Funds and the Metropolitan Life Series Funds.

Dr. Wilmot has been a director of the Company since 1992. Dr. Wilmot is Chairman of Wilmot Consulting Inc., a consulting firm, and has been a consultant to the Company since January 1987. He has also been an advisor to the Board of Directors since November 1988. Dr. Wilmot was a managing director of Texas Instruments, Ltd. from 1978 to 1981. From 1981 to 1985 he was Chief Executive and then Chairman of I.C.L., Britain's major computer company. He has founded several companies in Europe and the United States, including Organization and System Innovations, The OASIS Group (a leading European company engaged in re-engineering management consultancy now a wholly owned subsidiary of Sybase Inc.) and Poqet Computers Corporation (a palm top computer manufacturer in California now a wholly owned subsidiary of Fujitsu Ltd.). He is a director of several privately-held, high-technology companies in Europe and the United States.

The Board of Directors met seven times during the last fiscal year. Each director attended at least 75 percent of the aggregate of the meetings of the Board of Directors and the committees of which he was a member. The only standing committees of the Board of Directors are the Audit Committee, the Compensation Committee and the Nominating Committee. The Audit Committee, which met two times in 1994, recommends selection of independent accountants to the Board of Directors and reviews the scope and results of audits. The Compensation Committee, which met five times during 1994, reviews and establishes compensation for executive officers and considers incentive compensation alternatives for the Company's employees. The Nominating Committee, which did not meet in 1994, seeks and makes recommendations concerning qualified candidates to serve on the Company's Board of Directors. Shareholders who wish to submit names to the Nominating Committee for consideration should do so in writing addressed to the Nominating Committee, c/o Robert S. Gregg, Assistant Secretary, c/o Sequent Computer Systems, Inc., 15450 SW Koll Parkway, Beaverton, Oregon 97006.

Director Compensation

Directors who are not employees of the Company are paid an annual retainer of $6,000 plus an attendance fee of $1,000 per day for each board meeting and related travel expenses. Members of the Compensation and Nominating Committees receive an annual retainer of $2,000 for each committee, and members of the Audit Committees receive $1,000 for each meeting attended. Under the Company's 1989 Stock Incentive Plan and 1995 Stock Incentive Plan, each person who becomes a non-employee director of the Company automatically receives an initial option to purchase 10,000 shares of the Company's Common Stock. Each non-employee director automatically receives additional annual grants of options to purchase 5,000 shares, provided the non-employee director continues to serve in that capacity. Members of the Compensation, Audit and Nominating Committees receive annual option grants for 2,000 shares for participation on each such committee. Each option granted to a non-employee director has an exercise price equal to 85% of the fair market value of the Company's Common Stock on the date of grant and has a term of ten years. Options become exercisable to the extent of 24% of the shares one year after the date of grant and become exercisable to the extent of 2% each month thereafter. Dr. Wilmot performs consulting services relating to the Company's European operations (for which he is paid $1,000 per day plus travel expenses). In 1994 he was paid $62,400 under this consulting arrangement and received options to purchase a total of 28,000 shares of Common Stock (with exercise prices equal to 85% of fair market value on the date of grant). In 1994, Mr. Palermo was paid $8,000 for consulting services relating to total quality management.

Voting

The proxies will be voted with respect to the election of the nominees in accordance with the instructions specified in the proxy form. If no instructions are given, proxies will be voted for the election of the nominees. If for some unforeseen reason any of the nominees would not be available as a candidate for director, the number of directors constituting the Board of Directors may be reduced prior to the meeting or the proxies may be voted for such other candidate or candidates as may be nominated by the Board of Directors, in accordance with the authority conferred in the proxy.

The Board of Directors recommends election of the nominees listed above. Directors are elected by a plurality of the votes cast by the shares entitled to vote if a quorum is present at the annual meeting. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the annual meeting but are not counted and have no effect on the determination of whether a plurality exists with respect to a given nominee.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth compensation paid to the Chief Executive
Officer of the Company and the other four most highly compensated executive officers of the Company for services in all capacities to the Company and its subsidiaries during each of the last three fiscal years.

                                                                 Long-Term Compensation
                                     Annual Compensation (1)              Awards
   Name and                                                      Restricted     Securities
   Principal                                                        Stock       Underylying       All Other
   Position                Year     Salary       Bonus    Other   Awards($)    Options(#)(2)    Compensation(3)

Karl C. Powell, Jr.        1994    $453,140    $231,101     --      --             75,000         $  6,616
 Chairman of the           1993    $405,849        --       --      --             35,000             --
 Board and Chief           1992    $296,668    $235,540     --      --            450,000             --
 Executive Officer

John McAdam                1994    $170,010    $171,471     --    $49,375(4)       50,000         $121,379(5)
 President and Chief       1993    $125,800    $161,138     --      --             10,000         $ 13,905
 Operating Officer         1992    $106,667    $244,000     --      --             29,500         $ 14,989

Robert S. Gregg            1994    $218,341    $ 80,000     --      --              7,500         $  3,188
 Sr. Vice President of     1993    $179,500        --       --      --              6,000             --
 Finance & Legal and       1992    $167,458    $ 44,309     --      --             50,000             --
 Chief Financial Officer

Lary L. Evans              1994    $198,962    $ 67,647     --      --             10,000         $  2,905
 Vice President and        1993    $174,262        --       --      --             11,000             --
 General Manager,          1992    $154,583    $ 47,720     --      --              9,100             --
 Platform Division

Paul J. O'Mara             1994    $170,631    $ 74,821     --      --             20,000             --
 Vice President and        1993    $139,378    $ 17,500     --      --              7,500             --
 General Manager,          1992    $ 52,083    $ 20,213     --      --             23,025             --
 Enterprise Division


(1) Includes compensation deferred at the election of the executive under the Company's 401(k) Plan. Under the Company's 401(k) Plan, officers and other employees of the Company may elect to defer up to 15% of their compensation, subject to limitations under the Internal Revenue Code. Amounts deferred are deposited by the Company in a trust account for distribution to employees upon retirement, attainment of age 59 to 62, permanent disability, death, termination of employment or the occurrence of conditions constituting extraordinary hardship. The Company did not make any contributions for executive officers under this plan during the last three years.

(2) Represents shares of Common Stock issuable upon exercise of nonstatutory stock options granted under the Company's 1989 Stock Incentive Plan.

(3) Represents Company contributions under the Company's deferred compensation plan and retirement plan for a foreign subsidiary.

(4) Represents the market price of the Common Stock on the grant date multiplied by the number of shares granted. On December 31, 1994, 2,500 shares of Common Stock were restricted. These shares become fully vested in April 1995 and will no longer be subject to any restrictions.

(5) In August 1994, in connection with Mr. McAdam's appointment as Senior Vice President, World Wide Field Operations, the Company made a special payment to him of $100,044 in order to compensate Mr. McAdam for the extensive travel and inconvenience to Mr. McAdam and his family, who continued to reside in England. In addition, the Company's subsidiary contributed an aggregate of $21,368 to retirement plans in 1994 on behalf of Mr. McAdam.


Stock Option Grants in Last Fiscal Year

The following table provides information regarding stock options granted to certain executive officers in 1994.


                           Individual Grants
                                        Percent of                                      Potential
                                          Total                                     Reliazable Value at
                       Number of         Options                                       Assumed Annual
                         Shares        Granted to                                    Rates of Stock Price
                       Underlying      Employees      Exercise                          Appreciation
                        Options        in Fiscal       Price           Expiration    for Option Term(2)
Name                    Granted(1)        Year       per Share           Date        5%           10%

Karl C. Powell, Jr.      75,000(3)        6.6%         $12.31         7/19/04     $580,994    $1,472,006

John McAdam              25,000(4)        2.2%         $13.88         1/18/04     $218,148    $  552,829
                         25,000(3)        2.2%         $12.31         7/19/04     $193,665    $  490,669

Robert S. Gregg           7,500(3)         *           $12.31         7/19/04     $ 58,099    $  147,201

Lary L. Evans            10,000(3)         *           $12.31         7/19/04     $ 77,466    $  196,268

Paul J. O'Mara           20,000(3)        1.8%         $12.31         7/19/04     $154,932    $  392,535

* Less than 1%


(1) Under the terms of the Company's 1989 Stock Incentive Plan, each of the options is subject to accelerated vesting in the event of a future change in control of the Company or the occurrence of certain events indicating an imminent change in control of the Company. Upon such acceleration, the optionee has the right to cause the Company to repurchase the option for a cash amount calculated in accordance with a formula set forth in the 1989 Stock Incentive Plan. Each of the options is subject to early termination in the event of termination of employment. Each option terminates 12 months after termination following death or disability and 30 days after termination for any other reason.

(2) In accordance with rules of the Securities and Exchange Commission, these amounts are the hypothetical gains or option spreads" that would exist for the respective options based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the options were granted over the full option term.

(3)  This option becomes exercisable in full on July 19, 1998.

(4) This option becomes exercisable to the extent of 5,000 shares on January 18, 1995, January 18, 1996, January 18, 1997, January 18, 1998 and January 18,
1999.


Stock Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values.

The following table indicates (i) stock options exercised by certain executive officers during 1994, including the value realized on the date of exercise,
(ii) the number of shares subject to exercisable (vested) and unexercisable
(unvested) stock options as of December 31, 1994, and (iii) the value of in-the-money" options, which represents the positive spread between the exercise price of existing stock options and the year-end price of the Common Stock.


                                                              Number of
                                                            Shares Subject              Unexercised
                                                            to Unexercised             In-the-Money
                          Number of                             Options                  Options
                           Shares                         at Fiscal Year End       at Fiscal Year End
                          Acquired        Value              (Exercisable/            (Exercisable/
Name                     on Exercise    Realized(1)          Unexercisable)          (Unexercisable)

Karl C. Powell, Jr.          0              0          298,652 (exercisable)        $2,924,752 (exercisable)
                                                       457,500 (unexercisable)      $3,650,500 (unexercisable)

John McAdam                  0              0           14,280 (exercisable)        $   96,018 (exercisable)
                                                        80,000 (unexercisable)      $  529,063 (unexercisable)

Robert S. Gregg              0              0           46,176 (exercisable)        $  357,666 (exercisable)
                                                        46,500 (unexercisable)      $  363,300 (unexercisable)

Lary L. Evans             1,000         $14,872         46,679 (exercisable)        $  591,674 (exercisable)
                                                        41,600 (unexercisable)      $  331,363 (unexercisable)

Paul J. O'Mara            2,095         $14,822          9,855 (exercisable)        $   62,049 (exercisable)
                                                        43,340 (unexercisable)      $  303,893 (unexercisable)


(1) Aggregate market value of the shares covered by the option, less the aggregate price paid by the executive.

(2) Does not include options granted in 1995. In 1995 options were granted under the 1989 Stock Incentive Plan, with exercise prices equal to fair market value at the time of grant, to Karl C. Powell, Jr. (100,000 shares), John McAdam (100,000 shares) and Robert S. Gregg (75,000 shares). In 1995 options were granted under the 1995 Stock Incentive Plan (subject to shareholder approval of the plan) to Karl C. Powell, Jr. (462,500 shares) and John McAdam (20,000 shares), with exercise prices equal to fair market value of the stock at the time of grant. Of the options granted under the 1995 Stock Incentive Plan to Mr. Powell, options for 37,500 shares vest in 1998 and options for the balance vest based on Company performance standards established by the Board of Directors or in ten years, also subject to continued employment. The options granted to Mr. McAdam under the 1995 Stock Incentive Plan vest over four years subject to continued employment. See Proposal to Approve 1995 Stock Incentive Plan."

(3)  Calculated based on the stock price on December 31, 1994.

Compensation Committee Report on Executive Compensation.

The Compensation Committee of the Board of Directors has furnished the following report on executive compensation:

The Compensation Committee of the Board of Directors (the Committee") is composed of three outside directors and, pursuant to authority delegated by the Board, determines the compensation to be paid to the Chief Executive Officer and each of the other executive officers of the Company. The Committee also is responsible for developing and making recommendations to the Board with respect to the Company's executive compensation policies.

The Company's objectives for executive compensation are to (i) attract and retain key executives important to the long term success of the Company; (ii) reward executives for performance and enhancement of shareholder value; and
(iii) align the interests of the executive officer with the success of the Company by basing a portion of the compensation upon corporate performance.

Executive Officer Compensation Program. The Company's executive officer compensation program is comprised of base salary, annual cash incentive compensation, and long term incentive compensation in the form of stock options. Compensation based upon sales is also part of the compensation program for certain executive officers with sales responsibility.

Base salary levels for the Company's executive officers are set relative to companies of similar size in the electronics industry and other comparable companies. There are 48 companies in the comparative group, 6 of which are included in the S&P Computer Systems Index referred to in the table on page 11 of this proxy statement. The companies included in the comparative group sell electronic hardware and software and are believed to be companies that the Company competes with in attracting and retaining executives. Of the 48 companies included in the comparative group, 31 companies have revenues under $500 million and 17 companies have revenues over $500 million. Base salaries for executive officers of the Company are generally in the 50 to 75 percentile of the range of salaries of the comparable companies in the surveys considered by the Committee. In determining salaries, the Company also takes into account individual experience, job responsibility and individual performance. The Committee does not assign a specific weight to each of these factors in establishing base salaries.

The Company's Executive and Management Incentive Plan is an annual incentive program for executive officers and key managers. The purpose of the plan is to provide a direct financial incentive in the form of an annual cash bonus to executives to achieve predetermined individual and Company goals. Goals for Company, functional and individual performance are set at the beginning of each fiscal year. In fiscal 1994 the measures of Company performance and relative importance in calculating the bonus amount were revenue (25%), profit before taxes (50%), asset management (15%), creation of customer success measures (5%) and creation of employee success measures (5%). All of the Company's performance measures were satisfied in 1994 except for asset management. Target bonuses for each executive officer were set in relation to base salary and level of responsibility within the Company and are generally in the 50 to 75 percentile of the range of cash bonuses of the comparable companies in the surveys considered by the Committee.

The Company's stock option program is intended as a long term incentive plan for executives, managers and other employees broadly within the Company. The objectives of the program are to align employee and shareholder long term interests by creating a strong and direct link between compensation and shareholder value. The Company's 1989 Stock Incentive Plan and the Company's 1995 Stock Incentive Plan authorize the Committee to award stock options to executive officers and other employees of the Company. Stock options for new employees (including new officers) are granted at an option price equal to 85 percent of fair market value of the Company's Common Stock on the date of grant. Options are granted to new officers at a discount from market as an additional incentive for new officers to join the Company. In most cases new officers will forfeit significant stock options or other benefits from a prior employer. Options granted to existing officers and employees are granted at fair market value of the Common Stock on the date of grant. Initial stock options become exercisable to the extent of 24 percent of the shares one year after the date of grant and to the extent of two percent of the shares each month thereafter. Additional grants to existing officers and employees are generally made annually to vest at the end of the vesting period for previously granted options. Stock options have 10-year terms and generally terminate in the event of termination of employment. The amount of stock option grants for an individual is at the discretion of the Committee and depends upon the level of responsibility and position in the Company.

Section 162(m) of the Internal Revenue Code of 1986, as adopted in 1993, limits to $1,000,000 per person the amount that the company may deduct for compensation paid to any of its most highly compensated officers in any year after 1993. The levels of salary and bonus generally paid by the Company do not exceed this limit. Under proposed regulations, the $1,000,000 cap on deductibility will not apply to compensation received through the exercise of a nonqualified stock option that meets certain requirements. This option exercise compensation is equal to the excess of the market price at the time of exercise over the option price and, unless limited by Section 162(m), is generally deductible by the Company. It is the Company's current policy generally to grant options that meet the requirements of the proposed regulations.

Chief Executive Officer Compensation. The Committee determined the Chief Executive Officer's compensation for 1994 based upon a number of factors and criteria. The Chief Executive Officer's base salary was determined based upon a review of the salaries of chief executive officers for similar companies of comparable size and complexity and upon a review by the Committee of the Chief Executive Officer's performance and is not based on the Company's performance. The Chief Executive Officer's 1994 salary and target bonus amounts were set at approximately the median for salaries and bonuses for chief executive officers of the companies in the comparative group. The Chief Executive Officer received a bonus for 1994 based on satisfaction of the Company performance objectives for the year established under the Company's 1994 Executive and Management Incentive Plan described above and his individual performance as evaluated by the Committee.

During 1994 the Chief Executive Officer was granted an option to purchase 75,000 shares of the Company's Common Stock as part of the Company's annual option grant program. Prior to the grant of this option, Mr. Powell held options with vesting based exclusively on continued service for 69,500 shares vesting in 1996, 28,000 shares vesting in 1997 and 25,000 shares vesting in 1998. The 1994 option grant vests in full in 1998. This option is part of an ongoing program to increase the options held by Mr. Powell which vest after 1994 to provide him with significant ongoing incentives to remain with the Company and to further align his long-term interests with shareholder interests. The number of shares granted in 1994 was based on a subjective determination of the number of shares needed in 1994 as part of this long-term program.

David R. Hathaway
Robert C. Mathis
Michael S. Scott Morton


Comparison of Five Year Cumulative Total Return

The following graph provides a comparison of the five year cumulative total shareholder return on (i) the Company's Common Stock, (ii) the S&P 500 Index and (iii) the S&P Computer Systems Index, in each case assuming the reinvestment of any dividends.


                     1989      1990      1991     1992      1993      1994

S&P Computer
Systems Index      $100.00   $112.06   $ 99.58   $ 73.10   $ 75.87  $ 97.98

S&P 500 Index      $100.00   $ 96.90   $126.42   $136.05   $149.76  $151.74

Sequent Computer
Systems, Inc.      $100.00   $ 90.00   $ 68.75   $104.38   $ 76.25  $ 98.75


The graph assumes that $100 was invested on December 31, 1989 in Company Common Stock, the S&P 500 Index and the S&P Computer Systems Index, and that all dividends were reinvested.

                      CERTAIN TRANSACTIONS

During 1994 Sequent leased an airplane (the Airplane") from a corporation owned by Karl C. Powell, Jr. (the Corporation"). The Airplane is leased by Sequent pursuant to a three-year lease ending on September 30, 1996 and providing for monthly airplane lease fees of $50,000. Under the lease, Sequent is responsible for all maintenance expenses, storage expenses and insurance premiums relating to the Airplane. The terms of this lease including the monthly fees, are believed to be more favorable to Sequent than the rates that would be charged by an unrelated lessor to lease a comparable airplane, and, based on Sequent's usage of the Airplane, are also less than the amounts Sequent would pay to lease a comparable airplane on an hourly basis. When the Airplane is not being used by Sequent, Sequent is permitted to sublease it. During the last fiscal year, Sequent paid $964,092 in lease fees, insurance premiums, hangar fees, and maintenance expenses and reserves related to the Airplane. During 1994 Sequent paid $473,850 for improvements to the Airplane, consisting principally of structural improvements to the Airplane to improve its fuel efficiency and to reduce operating expenses. The structural improvements are owned by Sequent, and the Corporation has the right to purchase them on expiration of the lease at book value.

                       PROPOSAL TO APPROVE
                THE 1995 STOCK INCENTIVE PLAN

As described under Executive Compensation" the Company maintains stock option plans for the benefit of its employees. The Board of Directors believes that the availability of stock incentives is an important factor in the Company's ability to attract and retain experienced and competent employees and to provide an incentive for them to exert their best efforts on behalf of the Company. As of March 1, 1995, out of a total of 4,640,000 shares reserved for issuance under the Company's 1989 Stock Incentive Plan (the 1989 Incentive Plan"), only 140,542 shares remained available for grant. The Board of Directors believes that additional shares will be needed in the next year to provide appropriate incentives. Accordingly, the Board of Directors adopted and approved the 1995 Stock Incentive Plan (the 1995 Incentive Plan"), subject to shareholder approval, and reserved 1,200,000 shares for the plan.

Certain provisions of the 1995 Incentive Plan are described below. The complete text of the 1995 Incentive Plan is attached to this proxy statement as Appendix A.

Description of 1995 Incentive Plan.

Eligibility. All employees, officers and directors of the Company and its subsidiaries are eligible to participate in the 1995 Incentive Plan. Also eligible are non-employee agents, consultants, advisors, persons involved in the sale or distribution of the Company's products and independent contractors of the Company or any subsidiary.

Administration. The 1995 Incentive Plan is administered by the Board of Directors, which may promulgate rules and regulations for the operation of the plan and generally supervises the administration of the plan. The Board of Directors has delegated to a committee of officers authority for making option grants to non-officer employees and consultants, subject to certain limitations. The Board of Directors has delegated to the Compensation Committee of the Board authority for making other option grants. These committees determine the employees and consultants to whom option grants are made under the 1995 Incentive Plan, and the price and terms of any such grants within limits specified by the Board. The Board of Directors may delegate to a committee of the Board of Directors or specified officers of the Company, or both, any other authority to administer the 1995 Incentive Plan, except that only the Board of Directors may amend, modify or terminate the 1995 Incentive Plan, and a committee including officers of the Company may not grant options to persons who are officers of the Company.

Term of Plan. The 1995 Incentive Plan will continue until all shares available for issuance under the plan have been issued and all restrictions on such shares have lapsed. The Board of Directors may suspend or terminate the 1995 Incentive Plan at any time.

Stock Options. The Board of Directors or appropriate committee determines the persons to whom options are granted, the option price, the number of shares to be covered by each option, the period of each option and the times at which options may be exercised and whether the option is an ISO or an NSO. If the option is an ISO, the option price cannot be less than the fair market value of the Common Stock on the date of grant and the option may not be granted on or after the tenth anniversary of the effective date of the 1995 Incentive Plan. If an optionee of an ISO at the time of grant owns stock possessing more than 10% of the combined voting power of the Company, the option price may not be less than 110% of the fair market value of the Common Stock on the date of grant. If the option is an NSO, the option price cannot be less than 50% of the fair market value of the Common Stock on the date of the grant. The 1995 Incentive Plan provides that no employee may be granted options or stock appreciation rights under the Plan for more than an aggregate of 500,000 shares in any calendar year. In addition, the 1995 Incentive Plan limits the amount of ISOs that may become vested under the 1989 Incentive Plan in any year to $100,000 per optionee (based on the exercise price of the stock). No monetary consideration is paid to the Company upon the granting of options. On March 23, 1995, the closing price of the Common Stock of the Company on the NASDAQ National Market System was $16.875 per share.

Options granted under the 1995 Incentive Plan generally continue in effect for the period fixed by the Board of Directors or committee, except that ISOs are not exercisable after the expiration of 10 years from the date of grant, or 5 years in the case of optionees who at the time of the grant own stock possessing more than 10% of the combined voting power of the Company. Options are exercisable in accordance with the terms of an option agreement entered into at the time of grant and are nontransferable except on death of a holder. Options may be exercised only while an optionee is employed by the Company or a subsidiary or within 12 months following termination of employment by reason of death or disability or 30 days following termination for any other reason. The 1995 Incentive Plan provides that the Board of Directors may extend the exercise period for any period up to the expiration date of the option and may increase the number of shares for which the option may be exercised up to the total number underlying the option. The purchase price for each share purchased pursuant to exercise of options must be paid in cash, including cash which may be the proceeds of a loan from the Company, in shares of Common Stock valued at fair market value, in restricted stock, in performance units or other contingent awards denominated in either stock or cash, in deferred compensation credits, or in other forms of consideration, as determined by the Board of Directors. Upon the exercise of an option, the number of shares subject to the option and the number of shares available under the 1995 Incentive Plan for future option grants are reduced by the number of shares with respect to which the option is exercised, less any shares surrendered in payment or withheld to satisfy withholding obligations.

Stock Option Grants to Non-employee Directors. Under the 1995 Incentive Plan, each person who becomes a non-employee director will automatically be granted an initial option to purchase 10,000 shares. Each non-employee director automatically receives additional annual grants of options to purchase 5,000 shares, provided the non-employee director continues to serve in that capacity. Each non-employee director also receives an annual option grant of 2,000 shares for each committee on which he or she serves. Options granted to non-employee directors generally are governed by the terms discussed above, except that the options have an exercise price equal to 85% of fair market value and have a term of 10 years.

Stock Appreciation Rights. Stock appreciation rights ( SARs") may be granted under the 1995 Incentive Plan. SARs may, but need not, be granted in connection with an option grant or an outstanding option previously granted under the 1995 Incentive Plan. A SAR gives the holder the right to payment from the Company of an amount equal in value to the excess of the fair market value on the date of exercise of a share of Common Stock of the Company over its fair market value on the date of grant, or if granted in connection with an option, the option price per share under the option to which the SAR relates.

A SAR is exercisable only at the time or times established by the Board of Directors. If a SAR is granted in connection with an option it is exercisable only to the extent and on the same conditions that the related option is exercisable. No SAR granted to an officer or director can be exercised during the first six months after the date of grant. Payment by the Company upon exercise of a SAR may be made in Common Stock of the Company valued at its fair market value, in cash, or partly in stock and partly in cash, as determined by the Board of Directors. The Board of Directors may withdraw any SAR granted under the 1995 Incentive Plan at any time and may impose any condition upon the exercise of a SAR or adopt rules and regulations from time to time affecting the rights of holders of SARs. No SARs have been granted under the 1995 Incentive Plan.

The existence of SARs, as well as certain bonus rights described below, would require charges to income over the life of the right based upon the amount of appreciation, if any, in the market value of the Common Stock of the Company over the exercise price of shares subject to exercisable SARs or bonus rights.

Stock Bonus Awards. The Board of Directors may award Common Stock of the Company to employees as a stock bonus under the 1995 Incentive Plan. The Board of Directors may determine the employees to receive awards, the number of shares to be awarded and the time of the award. Stock received as a stock bonus is subject to the terms, conditions and restrictions determined by the Board of Directors at the time the stock is awarded.

Restricted Stock. The 1995 Incentive Plan provides that the Company may issue restricted stock to employees in such amounts, for such consideration, subject to such restrictions and on such terms as the Board of Directors may determine. No restricted stock may be issued for consideration less than 50% of the fair market value of the stock at the time of issuance.

Cash Bonus Rights. The Board of Directors may grant cash bonus rights under the 1995 Incentive Plan in connection with (i) options granted or previously granted, (ii) SARs granted or previously granted, (iii) stock bonuses awarded or previously awarded, and (iv) shares sold or previously sold under the 1995 Incentive Plan. Bonus rights may be used to provide cash to employees for the payment of taxes in connection with awards under the 1995 Incentive Plan. Bonus rights granted in connection with options entitle the optionee to a cash bonus if and when the related option is exercised or terminates in connection with the exercise of a SAR related to the option. If the shares are purchased on the exercise of an option and the optionee does not exercise a related SAR, the amount of the bonus shall be determined by multiplying the excess of the total fair market value for the shares to be acquired upon the exercise over the total option price for the shares by the applicable bonus percentage. If an optionee exercises a related SAR in connection with the termination of an option, the amount of the bonus shall be determined by multiplying the total fair market value of the shares and cash received pursuant to the exercise of the SAR by the applicable bonus percentage. The bonus percentage applicable to any bonus right is determined by the Board of Directors but may in no event exceed 75%. Bonus rights granted in connection with stock bonuses entitle the recipient to a cash bonus, in an amount determined by the Board of Directors, at the time the stock is awarded or at such time as any restrictions to which the stock is subject lapse. Bonus rights granted in connection with restricted stock purchases entitle the recipient to a cash bonus in an amount determined by the Board of Directors, payable when the shares are purchased or restrictions, if any, to which the stock is subject lapse. Bonus rights granted in connection with restricted stock purchases or stock bonuses terminate in the event that restricted stock is repurchased by the Company or forfeited by the holder pursuant to the restrictions. No bonus rights have been granted under the 1995 Incentive Plan.

Performance Units. The Board of Directors may grant performance units consisting of monetary units which may be earned in whole or in part if the Company achieves goals established by the Board of Directors over a designated period of time, but in any event not more than 10 years. Payment of an award earned may be in cash or stock or both, and may be made when earned, or vested and deferred, as the Board of Directors determines. No performance units have been granted under the 1995 Incentive Plan.

Foreign Qualified Grants. Awards under the 1995 Incentive Plan may be granted to eligible persons residing in foreign jurisdictions. The Board of Directors may adopt such supplements to the plan as may be necessary to comply with the applicable laws of such foreign jurisdictions and to afford participants favorable treatment under such laws except that no award shall be granted under any such supplement with terms which are more beneficial to the participants than the terms permitted by the 1995 Incentive Plan.

Changes in Capital Structure. The 1995 Incentive Plan provides that if the outstanding Common Stock of the Company is increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any recapitalization, stock split or certain other transactions, appropriate adjustment will be made by the Board of Directors in the number and kind of shares available for awards under the plan. In addition, the Board of Directors will make appropriate adjustments in outstanding options and SARs. If the stockholders of the Company receive capital stock of another corporation ( Exchange Stock") in exchange for their shares of Common Stock in any transaction involving a merger, consolidation or plan of exchange, all options granted hereunder shall be converted into fully vested options to purchase shares of Exchange Stock based on the exchange rate applied to Common Stock in the transaction. In the event of dissolution of the Company or a merger, consolidation or plan of exchange affecting the Company, in lieu of the foregoing treatment for options and SARs, the Board of Directors may, in its sole discretion, provide a 30-day period prior to such event during which optionees shall have the right to exercise options and SARs in whole or in part without any limitation on exercisability and upon the expiration of which 30-day period all unexercised options and SARs shall immediately terminate.

Acceleration in Certain Events. The 1995 Incentive Plan provides for accelerated vesting of options and SARs granted under the 1995 Incentive Plan in the event of a future change in control of the Company or the occurrence of certain events indicating an imminent change in control of the Company as specified in the 1995 Incentive Plan. Upon such an acceleration, holders of options have the right to have the Company repurchase such options for cash and SARs shall be exercisable only for cash. The repurchase price of options and the amount payable upon exercise of SARs is calculated according to a formula set forth in the 1995 Incentive Plan and is generally equal to the product of (1) the excess of the highest purchase price paid in connection with the transactions indicating a change in control or potential change over the option price and (2) the number of shares of Common Stock covered by the stock option or SAR, or portions thereof surrendered. The special acceleration provision may, in certain circumstances, have the effect of discouraging attempts to take over the Company.

Federal Income Tax Consequences

Certain options authorized to be granted under the 1995 Incentive Plan are intended to qualify as ISOs for federal income tax purposes. Under federal income tax law currently in effect, the optionee will recognize no income, and the Company will be entitled to no deduction, upon grant or upon a proper exercise of the ISO. The excess of the fair market value of the shares on the exercise date over the exercise price will, however, be taken into account in calculating the employee's alternative minimum taxable income. If an employee exercises an ISO and does not dispose of any of the option shares within two years following the date of grant and within one year following the date of exercise, then any gain realized upon subsequent disposition of the shares will be treated as income from the sale or exchange of a capital asset. If an employee disposes of shares acquired upon exercise of an ISO before the expiration of either the one-year holding period or the two-year waiting period, any amount realized will be taxable as ordinary compensation income in the year of such disqualifying disposition to the extent of the lesser of the excess of the fair market value of the shares on the exercise date over the exercise price or the excess of the fair market value of the shares on the date of disposition over the employee's tax basis in the shares. If the employee disposes of the shares in a transaction in which loss would not be recognized, the amount realized will be taxable as ordinary compensation income to the extent that the fair market value of the shares on the exercise date exceeds the exercise price. The Company will not be allowed any deduction for federal income tax purposes at either the time of the grant or exercise of an ISO. Upon any disqualifying disposition by an employee, the Company will generally be entitled to a deduction to the extent the employee realized ordinary income.

Certain options authorized to be granted under the 1995 Incentive Plan will be treated as NSOs for federal income tax purposes. Under federal income tax law presently in effect, no income is realized by the grantee of an NSO pursuant to the 1995 Incentive Plan until the option is exercised. At the time of exercise of an NSO, the optionee will realize ordinary compensation income, and the Company will generally be entitled to a deduction, in the amount by which the market value of the shares subject to the option at the time of exercise exceeds the exercise price. The Company's deduction is conditioned upon withholding on the income amount. Upon the sale of shares acquired upon exercise of an NSO, the excess of the amount realized from the sale over the employee's tax basis in the shares will be taxable.

An employee who receives stock in connection with the performance of services will generally realize taxable income at the time of receipt unless the shares are substantially nonvested for purposes of Section 83 of the Internal
Revenue Code of 1986, as amended, and no Section 83(b) election is made. If the shares are not vested at the time of receipt, the employee will realize taxable income in each year in which a portion of the shares substantially vest, unless the employee elects under Section 83(b) within 30 days after the original transfer. The Company will generally be entitled to a tax deduction in the amount includable as income by the employee at the same time or times as the employee recognizes income with respect to the shares, provided the Company withholds on the income amount. A participant who receives a cash bonus right under the plan will generally recognize income equal to the amount of a cash bonus paid at the time of receipt, and the Company will generally be entitled to a deduction equal to the income recognized by the participant.

Section 162(m) of the Internal Revenue Code of 1986, as adopted in 1993, limits to $1,000,000 per person the amount that the Company may deduct for compensation paid to any of its most highly compensated officers in any year after 1993. Under proposed regulations, compensation received through the exercise of an option or stock appreciation right will not be subject to the $1,000,000 limit if the option or stock appreciation right and the plan meet certain requirements. One such requirement is that shareholders approve per-employee limits on the number of shares as to which options and stock appreciation rights may be granted. Other requirements are that the option or stock appreciation right be granted by a committee composed solely of at least two outside directors and that the exercise price of the option or the stock appreciation right be not less than fair market value of the Common Stock on the date of grant. Accordingly, the Company believes that compensation received on exercise of options and stock appreciation rights granted under the 1995 Incentive Plan in compliance with all of the above requirements will not be subject to the $1,000,000 deduction limit.

Grants Under 1995 Incentive Plan

The Compensation Committee of the Board of Directors has granted options under the 1995 Incentive Plan to two executive officers of the Company, subject to shareholder approval of the 1995 Incentive Plan. See the table under
 Executive Compensation _ Stock Option Exercises in Last Fiscal Year and Fiscal Year-End Values" for information regarding these grants. Under the provisions of the 1995 Plan providing for automatic option grants to non-employee directors, it is expected that each director who is not an employee of the Company will receive under the 1995 Incentive Plan an option for 5,000 shares for board service and an additional option for 2,000 shares for each committee on which he serves, effective on the date of the 1995 annual meeting, for a total of 47,000 shares for all directors.

Recommendation by the Board of Directors

The Board of Directors recommends that the 1995 Incentive Plan be approved. The proposal must be approved by the holders of at least a majority of the outstanding shares of Common Stock present, or represented by proxy, and entitled to vote on the matter at the annual meeting. Abstentions have the effect of no" votes in determining whether the 1995 Incentive Plan is approved. Broker non-votes are counted for purposes of determining whether a quorum exists at the annual meeting but are not counted and have no effect on the results of the vote. The proxies will be voted for or against the proposal, or as an abstention, in accordance with the instructions specified on the proxy form. If no instructions are given, proxies will be voted for approval of the 1995 Incentive Plan.

                         PROPOSAL TO AMEND
                    EMPLOYEE STOCK PURCHASE PLAN

A total of 2,950,000 shares of Common Stock have been reserved for the Employee Stock Purchase Plan (the Purchase Plan"). As of March 1, 1995, only 126,199 shares remained available for purchase under the Purchase Plan. The Board of Directors believes that it is desirable for the Company to continue to provide the opportunity for employees to acquire Common Stock through the Purchase Plan. Accordingly, subject to shareholder approval, the Board of Directors has adopted an amendment to the Purchase Plan reserving an additional 1,200,000 shares for issuance under the Purchase Plan. The following is a summary of the basic provisions of the Purchase Plan, a complete copy of which, marked to indicate the proposed change, is attached to this Proxy Statement as Appendix B.

Description of the Purchase Plan

The purpose of the Purchase Plan is to provide a convenient and practical means by which employees may participate in stock ownership of the Company. The Board of Directors believes that the opportunity to acquire a proprietary interest in the success of the Company through the acquisition of shares of Common Stock pursuant to the Purchase Plan is an important aspect of the Company's ability to attract and retain highly qualified and motivated employees.

The Purchase Plan is intended to qualify as an employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the Code"). The Purchase Plan is administered by the Board of Directors. The Board has the power to make and interpret all rules and regulations it deems necessary to administer the Purchase Plan and has broad authority to amend the Purchase Plan, subject to certain amendments requiring shareholder approval.

All regular status employees of the Company and its subsidiaries, including the Company's officers, are eligible to participate in the Purchase Plan. Eligible employees may elect to contribute from 2% to 10% of their cash compensation during each pay period. Each participant may enroll in an 18-month offering in which shares of Common Stock are purchased on the last day of each six-month period of an offering. A separate offering commences on March 1, June 1, September 1 and December 1 of each year (the Enrollment Dates"). The purchase price per share is equal to 85% of the lower of (a) the fair market value of the Common Stock on the Enrollment Date of the Offering or (b) the fair market value on the date of purchase.

Neither payroll deductions credited to a participant's account nor any rights with regard to the purchase of shares under the Purchase Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the participant. Upon termination of a participant's employment for any reason other than death, retirement or disability of the participant, the payroll deductions credited to the participant's account will be returned to the participant. Upon termination of the participant's employment because of death, retirement or disability, the payroll deductions credited to the participant's account will be used to purchase shares on the next purchase date. Any remaining balance will be returned to the participant or his or her beneficiary. As of February 28, 1995, there were 1,865 employees of the Company eligible to participate in the Purchase Plan and 1,253 employees participating.

Federal Income Tax Consequences

The Purchase Plan is intended to qualify as an employee stock purchase plan" within the meaning of Section 423 of the Code. Under the Code, no taxable income is recognized by the participant with respect to shares purchased under the Purchase Plan either at the time of enrollment or at any purchase date within an Offering.

If the participant disposes of shares purchased pursuant to the Purchase Plan more than two years from the Enrollment Date and more than one year from the date on which the shares were purchased, the participant will recognize ordinary income equal to the lesser of (1) the excess of the fair market value of the shares at the time of disposition over the purchase price, or (2) 15% of the fair market value of the shares on the Enrollment Date. Any gain on the disposition in excess of the amount treated as ordinary income will be capital gain. The Company is not entitled to take a deduction for the amount of the discount in the circumstances indicated above.

If the participant disposes of shares purchased pursuant to the Purchase Plan within two years after the Enrollment Date or within one year after the Purchase Date, the employee will recognize ordinary income on the excess of the fair market value of the stock on the purchase date over the purchase price. Any difference between the sale price of the shares and the fair market value on the purchase date will be capital gain or loss. The Company is entitled to a deduction from income equal to the amount the employee is required to report as ordinary compensation income.

The federal income tax rules relating to employee stock purchase plans qualifying under Section 423 of the Code are complex. Therefore, the foregoing outline is intended to summarize only certain major federal income tax rules concerning employee stock purchase plans.


Purchases Under Plan

The following table indicates shares purchased under the Purchase Plan during the last fiscal year and since the inception of the plan in 1987 by certain executive officers, by all executive officers as a group and by all employees (excluding executive officers) as a group:

                             Shares Purchased	         Shares Purchased
                                 in 1994                  since 1987
   Name                    Dollar       Number        Dollar       Number
and Position              Value(1)     of Shares     Value(1)     of Shares

Karl C. Powell, Jr.      $    4,042      1,685    $   184,779        20,669

John McAdam              $    4,143      1,687    $    87,504        11,854

Robert S. Gregg          $    5,288      1,582    $   102,866        12,921

Lary L. Evans            $    6,150      1,436    $    75,581         8,532

Paul J. O'Mara           $    0              0    $     0             0

All Current Executive
Officers (5 persons)     $   19,623      6,639    $   450,730        53,976

All employees, excluding
executive officers       $1,563,295    461,089    $16,959,604     2,562,735

(1) Dollar Value" equals the difference between the price paid for shares purchased under the Purchase Plan and the fair market value of the shares on the purchase date.

Recommendation by the Board of Directors

The Board of Directors recommends that the amendment to the Purchase Plan be approved. The proposal must be approved by the holders of at least a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the annual meeting. Abstentions have the effect of no" votes in determining whether the amendment to the Purchase Plan is approved. Broker non-votes are counted for purposes of determining whether a quorum exists at the annual meeting but are not counted and have no effect on the results of the vote. The proxies will be voted for or against the proposal, or an abstention, in accordance with the instructions specified on the proxy form. If no instructions are given, proxies will be voted for approval of the amendment to the Purchase Plan.

                   APPROVAL OF SELECTION OF AUDITORS

The Board of Directors has selected Price Waterhouse as the Company's independent auditors for the current fiscal year and is submitting the selection to the shareholders for approval. Price Waterhouse has audited the financial statements of the Company since incorporation. Proxies will be voted in accordance with the instructions specified in the proxy form. If no instructions are given, proxies will be voted for approval of the selection of Price Waterhouse as independent auditors. Representatives of Price Waterhouse are expected to be present at the annual meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

           COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than ten percent of the Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission ( SEC"). Executive officers, directors and beneficial owners of more than ten percent of the Common Stock are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms received by the Company and on written representations from certain reporting persons that they have complied with the relevant filing requirements, the Company believes that all Section 16(a) filing requirements applicable to its executive officers and directors were complied with during the last fiscal year ending on December 31, 1994, except that Alan Schallop (formerly an executive officer of the Company) was late in filing one report (reporting two transactions) with the SEC and Robert S. Gregg was late in filing one report (reporting two exempt transactions) with the SEC.

                       DISCRETIONARY AUTHORITY

 While the Notice of Annual Meeting of Shareholders provides for transaction of such other business as may properly come before the meeting, the Board of Directors has no knowledge of any matters to be presented at the meeting other than those referred to herein. However, the enclosed proxy gives discretionary authority in the event that any other matters should be presented.

                        SHAREHOLDER PROPOSALS

Any shareholder proposals to be considered for inclusion in proxy material for the Company's 1996 annual meeting must be received at the principal executive offices of the Company not later than December 6, 1995.

                                   By Order of the Board of Directors


                                   Karl C. Powell, Jr.
                                   Chairman of the Board
                                   and Chief Executive Officer

March 24, 1994


                              APPENDIX A

                     SEQUENT COMPUTER SYSTEMS, INC.
                       1995 STOCK INCENTIVE PLAN


1. Purpose. The purpose of this Stock Incentive Plan (the Plan") is to enable Sequent Computer Systems, Inc. (the Company") to attract and retain the services of (1) selected employees, officers and directors of the Company or of any subsidiary of the Company and (2) selected non- employee agents, consultants, advisors, persons involved in the sale or distribution of the Company's products and independent contractors of the Company or any subsidiary.

2. Shares Subject to the Plan. Subject to adjustment as provided below and in paragraph 14, the shares to be offered under the Plan shall consist of Common Stock of the Company, and the total number of shares of Common Stock that may be issued under the Plan shall not exceed 1,200,000 shares plus any shares that are available for grant under the Company's 1989 Incentive Plan or that may subsequently become available for grant under such plan or the 1987 Nonstatutory Stock Option Plan or the 1987 Employee Stock Option through the expiration, termination, forfeiture or cancellation of awards under such plans. The shares issued under the Plan may be authorized and unissued shares or reacquired shares. If an option, stock appreciation right or performance unit granted under the Plan expires, terminates or is cancelled, the unissued shares subject to such option, stock appreciation right or performance unit shall again be available under the Plan. If shares sold or awarded as a bonus under the Plan are forfeited to the Company or repurchased by the Company, the number of shares forfeited or repurchased shall again be available under the Plan.

3.  Effective Date and Duration of Plan.

(a) Effective Date. The Plan shall become effective as of January 26, 1995 (the Effective Date"). No option, stock appreciation right or performance unit granted under the Plan to an officer who is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (the Exchange Act") or a director shall become exercisable, however, until the Plan is approved by shareholders in accordance with Rule 16b-3 as in effect at the time of the Company's 1995 annual meeting of shareholders and any such awards under the Plan prior to such approval shall be conditioned on and subject to such approval. Subject to this limitation, options, stock appreciation rights and performance units may be granted and shares may be awarded as bonuses or sold under the Plan at any time after the effective date and before termination of the Plan.

(b) Duration. The Plan shall continue in effect until all shares available for issuance under the Plan have been issued and all restrictions on such shares have lapsed. The Board of Directors may suspend or terminate the Plan at any time except with respect to options, performance units and shares subject to restrictions then outstanding under the Plan. Termination shall not affect any outstanding options, any right of the Company to repurchase shares or the forfeitability of shares issued under the Plan.

4.  Administration.

(a) Board of Directors. The Plan shall be administered by the Board of Directors of the Company, which shall determine and designate from time to time the individuals to whom awards shall be made, the amount of the awards and the other terms and conditions of the awards. Subject to the provisions of the Plan, the Board of Directors may from time to time adopt and amend rules and regulations relating to administration of the Plan, advance the lapse of any waiting period, accelerate any exercise date, waive or modify any restriction applicable to shares (except those restrictions imposed by law) and make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. The interpretation and construction of the provisions of the Plan and related agreements by the Board of Directors shall be final and conclusive. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any related agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect, and it shall be the sole and final judge of such expediency.

(b) Committee. The Board of Directors may delegate to a committee of the Board of Directors or specified officers of the Company, or both (the Committee") any or all authority for administration of the Plan. If authority is delegated to a Committee, all references to the Board of Directors in the Plan shall mean and relate to the Committee except (i) as otherwise provided by the Board of Directors, (ii) that only the Board of Directors may amend or terminate the Plan as provided in paragraphs 3 and 17 and (iii) that a Committee including officers of the Company shall not be permitted to grant options to persons who are officers of the Company.

5. Types of Awards; Eligibility; Limitations on Certain Awards. The Board of Directors may, from time to time, take the following action, separately or in combination, under the Plan: (i) grant Incentive Stock Options, as defined in
Section 422 of the Internal Revenue Code of 1986, as amended (the Code"), as provided in paragraphs 6(a) and 6(b); (ii) grant options other than Incentive Stock Options ( Non-Statutory Stock Options") as provided in paragraphs 6(a) and 6(c); (iii) award stock bonuses as provided in paragraph 7; (iv) sell shares subject to restrictions as provided in paragraph 8; (v) grant stock appreciation rights as provided in paragraph 9; (vi) grant cash bonus rights as provided in paragraph 10; (vii) grant performance units as provided in paragraph 11 and (viii) grant foreign qualified awards as provided in paragraph 12. Any such awards may be made to employees, including employees who are officers or directors, and to other individuals described in paragraph 1 who the Board of Directors believes have made or will make an important contribution to the Company or its subsidiaries; provided, however, that only employees of the Company shall be eligible to receive Incentive Stock Options under the Plan and directors who are not employees shall receive awards only pursuant to paragraph 13. The Board of Directors shall select the individuals to whom awards shall be made and shall specify the action taken with respect to each individual to whom an award is made. At the discretion of the Board of Directors, an individual may be given an election to surrender an award in exchange for the grant of a new award. No employee may be granted options or stock appreciation rights under the Plan for more than an aggregate of 500,000 shares of Common Stock in any calendar year.

6.  Option Grants.

(a)  General Rules Relating to Options.

(i) Terms of Grant. The Board of Directors may grant options under the Plan. With respect to each option grant, the Board of Directors shall determine the number of shares subject to the option, the option price, the period of the option, the time or times at which the option may be exercised and whether the option is an Incentive Stock Option or a Non-Statutory Stock Option. At the time of the grant of an option or at any time thereafter, the Board of Directors may provide that an optionee who exercised an option with Common Stock of the Company shall automatically receive a new option to purchase additional shares equal to the number of shares surrendered and may specify the terms and conditions of such new options.

(ii) Exercise of Options. Except as provided in paragraph 6(a)(iv) or as determined by the Board of Directors, no option granted under the Plan may be exercised unless at the time of such exercise the optionee is employed by or in the service of the Company or any subsidiary of the Company and shall have been so employed or provided such service continuously since the date such option was granted. Absence on leave or on account of illness or disability under rules established by the Board of Directors shall not, however, be deemed an interruption of employment or service for this purpose. Unless otherwise determined by the Board of Directors, vesting of options shall not continue during an absence on leave (including an extended illness) or on account of disability. Except as provided in paragraphs 6(a)(iv), 14 and 15, options granted under the Plan may be exercised from time to time over the period stated in each option in such amounts and at such times as shall be prescribed by the Board of Directors, provided that options shall not be exercised for fractional shares. Unless otherwise determined by the Board of Directors, if the optionee does not exercise an option in any one year with respect to the full number of shares to which the optionee is entitled in that year, the optionee's rights shall be cumulative and the optionee may purchase those shares in any subsequent year during the term of the option.

(iii) Nontransferability. Each Incentive Stock Option and, unless otherwise determined by the Board of Directors with respect to an option granted to a person who is neither an officer nor a director of the Company, each other option granted under the Plan by its terms shall be nonassignable and nontransferable by the optionee, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the optionees domicile at the time of death, and each option by its terms shall be exercisable during the optionees lifetime only by the optionee.

(iv)  Termination of Employment or Service.

(A) General Rule. Unless otherwise determined by the Board of Directors, in the event the employment or service of the optionee with the Company or a subsidiary terminates for any reason other than because of physical disability or death as provided in subparagraphs 6(a)(iv)(B) and (C), the option may be exercised at any time prior to the expiration date of the option or the expiration of 30 days after the date of such termination, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of such termination.

(B) Termination Because of Total Disability. Unless otherwise determined by the Board of Directors, in the event of the termination of employment or service because of total disability, the option may be exercised at any time prior to the expiration date of the option or the expiration of 12 months after the date of such termination, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of such termination. The term total disability" means a mental or physical impairment which is expected to result in death or which has lasted or is expected to last for a continuous period of 12 months or more and which causes the optionee to be unable, in the opinion of the Company and two independent physicians, to perform his or her duties as an employee, director, officer or consultant of the Company and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the Company and the two independent physicians have furnished their opinion of total disability to the Company.

(C) Termination Because of Death. Unless otherwise determined by the Board of Directors, in the event of the death of an optionee while employed by or providing service to the Company or a subsidiary, the option may be exercised at any time prior to the expiration date of the option or the expiration of 12 months after the date of such death, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of such termination and only by the person or persons to whom such optionees rights under the option shall pass by the optionee's will or by the laws of descent and distribution of the state or country of domicile at the time of death.

(D) Amendment of Exercise Period Applicable to Termination. The Board of Directors, at the time of grant or at any time thereafter, may extend the 30-day and 12-month exercise periods any length of time not later than the original expiration date of the option, and may increase the portion of an option that is exercisable, subject to such terms and conditions as the Board of Directors may determine.

(E) Failure to Exercise Option. To the extent that the option of any deceased optionee or of any optionee whose employment or service terminates is not exercised within the applicable period, all further rights to purchase shares pursuant to such option shall cease and terminate.

(v) Purchase of Shares. Unless the Board of Directors determines otherwise, shares may be acquired pursuant to an option granted under the Plan only upon receipt by the Company of notice in writing from the optionee of the optionee's intention to exercise, specifying the number of shares as to which the optionee desires to exercise the option and the date on which the optionee desires to complete the transaction, and if required in order to comply with the Securities Act of 1933, as amended, containing a representation that it is the optionee's present intention to acquire the shares for investment and not with a view to distribution. Unless the Board of Directors determines otherwise, on or before the date specified for completion of the purchase of shares pursuant to an option, the optionee must have paid the Company the full purchase price of such shares in cash (including, with the consent of the Board of Directors, cash that may be the proceeds of a loan from the Company) or, with the consent of the Board of Directors, in whole or in part, in Common Stock of the Company valued at fair market value, restricted stock, performance units or other contingent awards denominated in either stock or cash, deferred compensation credits, promissory notes and other forms of consideration. The fair market value of Common Stock provided in payment of the purchase price shall be the closing price of the Common Stock as reported in The Wall Street Journal on the trading day preceding the date the option is exercised, or such other reported value of the Common Stock as shall be specified by the Board of Directors. No shares shall be issued until full payment therefor has been made. With the consent of the Board of Directors, an optionee may request the Company to apply automatically the shares to be received upon the exercise of a portion of a stock option (even though stock certificates have not yet been issued) to satisfy the purchase price for additional portions of the option. Each optionee who has exercised an option shall immediately upon notification of the amount due, if any, pay to the Company in cash amounts necessary to satisfy any applicable federal, state and local tax withholding requirements. If additional withholding is or becomes required beyond any amount deposited before delivery of the certificates, the optionee shall pay such amount to the Company on demand. If the optionee fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the optionee, including salary, subject to applicable law. With the consent of the Board of Directors an optionee may satisfy this obligation, in whole or in part, by having the Company withhold from the shares to be issued upon the exercise that number of shares that would satisfy the withholding amount due or by delivering to the Company Common Stock to satisfy the withholding amount. Upon the exercise of an option, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued upon exercise of the option, less the number of shares surrendered in payment of the option exercise or surrendered or withheld to satisfy withholding obligations.

(b) Incentive Stock Options. Incentive Stock Options shall be subject to the following additional terms and conditions:

(i) Limitation on Amount of Grants. No employee may be granted Incentive Stock Options under the Plan if the aggregate fair market value, on the date of grant, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by that employee during any calendar year under the Plan and under any other incentive stock option plan (within the meaning of Section 422 of the Code) of the Company or any parent or subsidiary of the Company exceeds $100,000.

(ii) Limitations on Grants to 10 Percent Shareholders. An Incentive Stock Option may be granted under the Plan to an employee possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary of the Company only if the option price is at least 110 percent of the fair market value of the Common Stock subject to the option on the date it is granted, as described in paragraph 6(b)(iv), and the option by its terms is not exercisable after the expiration of five years from the date it is granted.

(iii) Duration of Options. Subject to paragraphs 6(a)(ii) and 6(b)(ii), Incentive Stock Options granted under the Plan shall continue in effect for the period fixed by the Board of Directors, except that no Incentive Stock Option shall be exercisable after the expiration of 10 years from the date it is granted.

(iv) Option Price. The option price per share shall be determined by the Board of Directors at the time of grant. Except as provided in paragraph 6(b)(ii), the option price shall not be less than 100 percent of the fair market value of the Common Stock covered by the Incentive Stock Option at the date the option is granted. The fair market value shall be deemed to be the closing price of the Common Stock as reported in The Wall Street Journal on the day preceding the date the option is granted, or if there has been no sale on that date, on the last preceding date on which a sale occurred, or such other value of the Common Stock as shall be specified by the Board of Directors.

(v) Limitation on Time of Grant. No Incentive Stock Option shall be granted on or after the tenth anniversary of the effective date of the Plan.

(vi) Conversion of Incentive Stock Options. The Board of Directors may at any time without the consent of the optionee convert an Incentive Stock Option to a Non-Statutory Stock Option.

(vii) Limitation on Number of Shares Issuable Under Incentive Stock Options. Subject to adjustment as provided in paragraph 14, the total number of shares of Common Stock that may be issued under the Plan upon exercise of Incentive Stock Options shall not exceed 1,200,000 shares.

(c) Non-Statutory Stock Options. Non-Statutory Stock Options shall be subject to the following additional terms and conditions:

(i) Option Price. The option price for Non-Statutory Stock Options shall be determined by the Board of Directors at the time of grant. The option price may not be less than 50 percent of the fair market value of the shares on the date of grant. The fair market value of shares covered by a Non-Statutory Stock Option shall be determined pursuant to paragraph 6(b)(iv).

(ii) Duration of Options. Non-Statutory Stock Options granted under the Plan shall continue in effect for the period fixed by the Board of Directors.

7. Stock Bonuses. The Board of Directors may award shares under the Plan as stock bonuses. Shares awarded as a bonus shall be subject to the terms, conditions, and restrictions determined by the Board of Directors. The restrictions may include restrictions concerning transferability and forfeiture of the shares awarded, together with such other restrictions as may be determined by the Board of Directors. The Board of Directors may require the recipient to sign an agreement as a condition of the award, but may not require the recipient to pay any monetary consideration other than amounts necessary to satisfy tax withholding requirements. The agreement may contain any terms, conditions, restrictions, representations and warranties required by the Board of Directors. The certificates representing the shares awarded shall bear any legends required by the Board of Directors. The Company may require any recipient of a stock bonus to pay to the Company in cash upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements. If the recipient fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the recipient, including salary or fees for services, subject to applicable law. With the consent of the Board of Directors, a recipient may deliver Common Stock to the Company to satisfy this withholding obligation. Upon the issuance of a stock bonus, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued, less the number of shares surrendered or withheld to satisfy withholding obligations.

8. Restricted Stock. The Board of Directors may issue shares under the Plan for such consideration (including promissory notes and services) as determined by the Board of Directors provided that in no event shall the consideration be less than 50 percent of fair market value of the Common Stock at the time of issuance. Shares issued under the Plan shall be subject to the terms, conditions and restrictions determined by the Board of Directors. The restrictions may include restrictions concerning transferability, repurchase by the Company and forfeiture of the shares issued, together with such other restrictions as may be determined by the Board of Directors. All Common Stock issued pursuant to this paragraph 8 shall be subject to a purchase agreement, which shall be executed by the Company and the prospective recipient of the shares prior to the delivery of certificates representing such shares to the recipient. The purchase agreement may contain any terms, conditions, restrictions, representations and warranties required by the Board of Directors. The certificates representing the shares shall bear any legends required by the Board of Directors. The Company may require any purchaser of restricted stock to pay to the Company in cash upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements. If the purchaser fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the purchaser, including salary, subject to applicable law. With the consent of the Board of Directors, a purchaser may deliver Common Stock to the Company to satisfy this withholding obligation. Upon the issuance of restricted stock, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued, less the number of shares surrendered in payment of the restricted stock or surrendered or withheld to satisfy withholding obligations.

9.  Stock Appreciation Rights.

(a) Grant. Stock appreciation rights may be granted under the Plan by the Board of Directors, subject to such rules, terms, and conditions as the Board of Directors prescribes.

(b)  Exercise.

(I) Each stock appreciation right shall entitle the holder, upon exercise, to receive from the Company in exchange therefor an amount equal in value to the excess of the fair market value on the date of exercise of one share of Common Stock of the Company over its fair market value on the date of grant (or, in the case of a stock appreciation right granted in connection with an option, the excess of the fair market value of one share of Common Stock of the Company over the option price per share under the option to which the stock appreciation right relates), multiplied by the number of shares covered by the stock appreciation right or the option, or portion thereof, that is surrendered. No stock appreciation right shall be exercisable at a time that the amount determined under this subparagraph is negative. Payment by the Company upon exercise of a stock appreciation right may be made in Common Stock valued at fair market value, in cash, or partly in Common Stock and partly in cash, all as determined by the Board of Directors.

(ii) A stock appreciation right shall be exercisable only at the time or times established by the Board of Directors. If a stock appreciation right is granted in connection with an option, the following rules shall apply: (1) the stock appreciation right shall be exercisable only to the extent and on the same conditions that the related option could be exercised; (2) upon exercise of the stock appreciation right, the option or portion thereof to which the stock appreciation right relates terminates; and (3) upon exercise of the option, the related stock appreciation right or portion thereof terminates. No stock appreciation right granted to an officer or director may be exercised during the first six months following the date it is granted.

(iii) The Board of Directors may withdraw any stock appreciation right granted under the Plan at any time and may impose any conditions upon the exercise of a stock appreciation right or adopt rules and regulations from time to time affecting the rights of holders of stock appreciation rights. Such rules and regulations may govern the right to exercise stock appreciation rights granted prior to adoption or amendment of such rules and regulations as well as stock appreciation rights granted thereafter.

(iv) For purposes of this paragraph 9, the fair market value of the Common Stock shall be the closing price of the Common Stock as reported in The Wall Street Journal, or such other reported value of the Common Stock as shall be specified by the Board of Directors, on the trading day preceding the date the stock appreciation right is exercised.

(v) No fractional shares shall be issued upon exercise of a stock appreciation right. In lieu thereof, cash may be paid in an amount equal to the value of the fraction or, if the Board of Directors shall determine, the number of shares may be rounded downward to the next whole share.

(vi) Each participant who has exercised a stock appreciation right shall, upon notification of the amount due, pay to the Company in cash amounts necessary to satisfy any applicable federal, state and local tax withholding requirements. If the participant fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the participant including salary, subject to applicable law. With the consent of the Board of Directors a participant may satisfy this obligation, in whole or in part, by having the Company withhold from any shares to be issued upon the exercise that number of shares that would satisfy the withholding amount due or by delivering Common Stock to the Company to satisfy the withholding amount.

(vii) Upon the exercise of a stock appreciation right for shares, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued, less the number of shares surrendered or withheld to satisfy withholding obligations. Cash payments of stock appreciation rights shall not reduce the number of shares of Common Stock reserved for issuance under the Plan.

10.  Cash Bonus Rights.

(a) Grant. The Board of Directors may grant cash bonus rights under the Plan in connection with (i) options granted or previously granted, (ii) stock appreciation rights granted or previously granted, (iii) stock bonuses awarded or previously awarded and (iv) shares sold or previously sold under the Plan. Cash bonus rights will be subject to rules, terms and conditions as the Board of Directors may prescribe. The payment of a cash bonus shall not reduce the number of shares of Common Stock reserved for issuance under the Plan.

(b) Cash Bonus Rights in Connection With Options. A cash bonus right granted in connection with an option will entitle an optionee to a cash bonus when the related option is exercised (or terminates in connection with the exercise of a stock appreciation right related to the option) in whole or in part. No cash bonus right granted to an officer or director in connection with an option may be exercised during the first six months following the date the bonus right is granted. If an optionee purchases shares upon exercise of an option and does not exercise a related stock appreciation right, the amount of the bonus shall be determined by multiplying the excess of the total fair market value of the shares to be acquired upon the exercise over the total option price for the shares by the applicable bonus percentage. If the optionee exercises a related stock appreciation right in connection with the termination of an option, the amount of the bonus shall be determined by multiplying the total fair market value of the shares and cash received pursuant to the exercise of the stock appreciation right by the applicable bonus percentage. The bonus percentage applicable to a bonus right shall be determined from time to time by the Board of Directors but shall in no event exceed 75 percent.

(c) Cash Bonus Rights in Connection With Stock Bonus. A cash bonus right granted in connection with a stock bonus will entitle the recipient to a cash bonus payable when the stock bonus is awarded or restrictions, if any, to which the stock is subject lapse. If bonus stock awarded is subject to restrictions and is repurchased by the Company or forfeited by the holder, the cash bonus right granted in connection with the stock bonus shall terminate and may not be exercised. The amount and timing of payment of a cash bonus shall be determined by the Board of Directors.

(d) Cash Bonus Rights in Connection With Stock Purchases. A cash bonus right granted in connection with the purchase of stock pursuant to paragraph 8 will entitle the recipient to a cash bonus when the shares are purchased or restrictions, if any, to which the stock is subject lapse. Any cash bonus right granted in connection with shares purchased pursuant to paragraph 8 shall terminate and may not be exercised in the event the shares are repurchased by the Company or forfeited by the holder pursuant to applicable restrictions. The amount of any cash bonus to be awarded and timing of payment of a cash bonus shall be determined by the Board of Directors.

(e) Taxes. The Company shall withhold from any cash bonus paid pursuant to paragraph 10 the amount necessary to satisfy any applicable federal, state and local withholding requirements.

11. Performance Units. The Board of Directors may grant performance units consisting of monetary units which may be earned in whole or in part if the Company achieves certain goals established by the Board of Directors over a designated period of time, but not in any event more than 10 years. The goals established by the Board of Directors may include earnings per share, return on shareholders' equity, return on invested capital, and such other goals as may be established by the Board of Directors. In the event that the minimum performance goal established by the Board of Directors is not achieved at the conclusion of a period, no payment shall be made to the participants. In the event the maximum corporate goal is achieved, 100 percent of the monetary value of the performance units shall be paid to or vested in the participants. Partial achievement of the maximum goal may result in a payment or vesting corresponding to the degree of achievement as determined by the Board of Directors. Payment of an award earned may be in cash or in Common Stock or in a combination of both, and may be made when earned, or vested and deferred, as the Board of Directors determines. Deferred awards shall earn interest on the terms and at a rate determined by the Board of Directors. Each participant who has been awarded a performance unit shall, upon notification of the amount due, pay to the Company in cash amounts necessary to satisfy any applicable federal, state and local tax withholding requirements. If the participant fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the participant, including salary or fees for services, subject to applicable law. With the consent of the Board of Directors a participant may satisfy this obligation, in whole or in part, by having the Company withhold from any shares to be issued that number of shares that would satisfy the withholding amount due or by delivering Common Stock to the Company to satisfy the withholding amount. The payment of a performance unit in cash shall not reduce the number of shares of Common Stock reserved for issuance under the Plan. The number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued upon payment of an award, less any shares surrendered or withheld to satisfy withholding obligations.

12. Foreign Qualified Grants. Awards under the Plan may be granted to such officers and employees of the Company and its subsidiaries and such other persons described in paragraph 1 residing in foreign jurisdictions as the Board of Directors may determine from time to time. The Board of Directors may adopt such supplements to the Plan as may be necessary to comply with the applicable laws of such foreign jurisdictions and to afford participants favorable treatment under such laws; provided, however, that no award shall be granted under any such supplement with terms which are more beneficial to the participants than the terms permitted by the Plan.

13.  Option Grants to Non-Employee Directors.

(a) Initial Board Grants. Each person who becomes a Non-Employee Director after the Effective Date shall be automatically granted an option to purchase 10,000 shares of Common Stock on the date he or she becomes a Non-Employee Director. A Non-Employee Director" is a director who is not an employee of the Company or any of its subsidiaries and has not been an employee of the Company or any of its subsidiaries within one year of any date as of which a determination of eligibility is made.

(b) Additional Board Grants. Each Non-Employee Director shall be automatically granted an option to purchase additional shares of Common Stock in each calendar year subsequent to the year in which such Non-Employee Director became a director, such option to be granted as of the date of the Company's annual meeting of stockholders held in such calendar year, provided that the Non-Employee Director continues to serve in such capacity as of such date. The number of shares subject to each additional grant shall be 5,000 shares.

(c) Committee Grants. On the date of each annual meeting of shareholders, each Non-Employee Director who then serves on a committee of the Board of Directors shall be automatically granted an option to purchase 2,000 shares of Common Stock for each committee on which he or she then serves.

(d) Exercise Price. The exercise price of the options granted pursuant to this paragraph 13 shall be equal to 85 percent of the fair market value of the Common Stock determined pursuant to paragraph 6(b)(iv).

(e) Term of Option. The term of each option granted pursuant to this paragraph 13 shall be 10 years from the date of grant.

(f) Exercisability. Until an option expires or is terminated and except as provided in paragraph 13(f), 14 and 15, an option granted under this paragraph 13 shall be exercisable according to the following schedule:



Period of Non-Employee Director's
Continuous Service as a Director of the
Company from the Date the Option is Granted                   Portion of Total Option Which is Exercisable

Less than 12 months                                                            0%

After 12 months                                                 24% plus 2% for each complete month of
                                                                 continuous service in excess of 12 months,
                                                                         until fully vested.

For purposes of this paragraph 13(e), a complete month shall be deemed to be the period which starts on the day of grant and ends on the same day of the following calendar month, so that each successive complete month" ends on the same day of each successive calendar month (or, in respect of any calendar month which does not include such a day, that complete month" shall end on the first day of the next following calendar month).

(g) Termination As a Director. If an optionee ceases to be a director of the Company for any reason, including death, the option may be exercised at any time prior to the expiration date of the option or the expiration of 30 days (or 12 months in the event of death) after the last day the optionee served as a director, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option as of the last day the optionee served as a director.

(h) Nontransferability. Each option by its terms shall be nonassignable and nontransferable by the optionee, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the optionee's domicile at the time of death, and each option by its terms shall be exercisable during the optionee's lifetime only by the optionee.

(i) Exercise of Options. Options may be exercised upon payment of cash or shares of Common Stock of the Company in accordance with paragraph 6(a)(v).

14. Changes in Capital Structure. If the outstanding Common Stock of the Company is hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, plan of exchange, recapitalization, reclassification, stock splitup, combination of shares or dividend payable in shares, appropriate adjustment shall be made by the Board of Directors in the number and kind of shares available for awards under the Plan. In addition, except with respect to transactions referred to in paragraph 15, the Board of Directors shall make appropriate adjustment in the number and kind of shares as to which outstanding options and stock appreciation rights, or portions thereof then unexercised, shall be exercisable, so that the optionees proportionate interest before and after the occurrence of the event is maintained. Notwithstanding the foregoing, the Board of Directors shall have no obligation to effect any adjustment that would or might result in the issuance of fractional shares, and any fractional shares resulting from any adjustment may be disregarded or provided for in any manner determined by the Board of Directors. Any such adjustments made by the Board of Directors shall be conclusive. If the stockholders of the Company receive capital stock of another corporation ( Exchange Stock") in exchange for their shares of Common Stock in any transaction involving a merger, consolidation or plan of exchange, all options granted hereunder shall be converted into options to purchase shares of Exchange Stock unless the Company and the corporation issuing the Exchange Stock, in their sole discretion, determine that any or all such options granted hereunder shall be converted into options to purchase shares of Exchange Stock but instead shall terminate in accordance with the provisions of the last sentence of this paragraph 14. The amount and price of converted options shall be determined by adjusting the amount and price of the options granted hereunder in the same proportion as used for determining the number of shares of Exchange Stock the holders of the Common Stock receive in such merger. The converted options shall be fully vested whether or not the vesting requirements set forth in the option agreement have been satisfied. In the event of dissolution of the Company or a merger, consolidation or plan of exchange affecting the Company in lieu of providing for options and stock appreciation rights as provided above in this paragraph 14 the Board of Directors may, in its sole discretion, provide a 30-day period prior to such event during which optionees shall have the right to exercise options and stock appreciation rights in whole or in part without any limitation on exercisability and upon the expiration of which 30-day period all unexercised options and stock appreciation rights shall immediately terminate.

15.  Special Acceleration in Certain Events.

(a) Special Acceleration. Notwithstanding any other provisions of the Plan, a special acceleration ( Special Acceleration") of options and stock appreciation rights outstanding under the Plan shall occur with the effect set forth in paragraph 15(b) at any time when any one of the following events has taken place:

(I) The shareholders of the Company approve one of the following ( Approved Transactions"):

(A)  Any consolidation, merger or plan of exchange involving the Company
( Merger") pursuant to which Common Stock would be converted into cash; or

(B) Any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company or the adoption of any plan or proposal for the liquidation or dissolution of the Company; or

(ii) A tender or exchange offer, other than one made by the Company, is made for Common Stock (or securities convertible into Common Stock) and such offer results in a portion of those securities being purchased and the offeror after the consummation of the offer is the beneficial owner (as determined pursuant to Section 13(d) of the Exchange Act), directly or indirectly, of at least 20 percent of the outstanding Common Stock (an Offer"); or

(iii) The Company receives a report on Schedule 13D of the Exchange Act reporting the beneficial ownership by any person of 20 percent or more of the Company's outstanding Common Stock, except that if such receipt shall occur during a tender offer or exchange offer by any person other than the Company or a wholly owned subsidiary of the Company, Special Acceleration shall not take place until the conclusion of such offer; or

(iv) During any period of 12 months or less, individuals who at the beginning of such a period constituted a majority of the Board of Directors cease for any reason to constitute a majority thereof unless the nomination or election of such new directors was approved by a vote of at least two thirds of the directors then still in office who were directors at the beginning of such period.

The terms used in this paragraph 15 and not defined elsewhere in the Plan shall have the same meanings as such terms have in the Exchange Act and the rules and regulations adopted thereunder.

(b) Effect on Outstanding Options and Stock Appreciation Rights. Upon a Special Acceleration pursuant to paragraph 15(a):

(i) Exercise or Purchase of Options. All options then outstanding under the Plan shall immediately become exercisable in full for the remainder of their terms, provided that no option may be exercised by an officer or director of the Company within six months of its date of grant; and each optionee shall have the right during a period of 30 days following a Special Acceleration to have the Company purchase any Non-Statutory Stock Options as to which no stock appreciation rights have been granted at a cash purchase price computed in accordance with paragraph 15(b)(iii) below and any Incentive Stock Options as to which no stock appreciation rights have been granted at a cash purchase price equal to the product of (1) the excess, if any, of the fair market value of a share of Common Stock (computed in accordance with procedures for granting Incentive Stock Options) over the option price and (2) the number of shares of Common Stock covered by the Incentive Stock Options or portion thereof surrendered, provided that the Company shall have the right during such period to purchase any Incentive Stock Option as to which no stock appreciation rights have been granted at the purchase price computed in accordance with paragraph 15(b)(iii) below. With respect to an option (as to which no stock appreciation rights have been granted) granted less than six months prior to a Special Acceleration to an officer or director of the Company, the officer or director shall have the right to have the Company purchase such stock option in accordance with this paragraph 14(b)(i) during the 30 days following the expiration of six months after the date of such grant, and this right shall apply even if the option has otherwise terminated pursuant to paragraph 6(a)(iv) after a Special Acceleration.

(ii) All stock appreciation rights outstanding under the Plan shall immediately become exercisable in full for a period of 30 days following a Special Acceleration, with payment to be made solely in cash upon any exercise during such period of a stock appreciation right granted with respect to a Non-Statutory Stock Option in an amount computed in accordance with paragraph 15(b)(iii) below, and in cash upon exercise during such period of a stock appreciation right granted with respect to an Incentive Stock Option in an amount equal to the product of (1) the excess, if any, of the fair market value of a Common Share (computed in accordance with procedures for granting Incentive Stock Options) over the exercise price of the related option and (2) the number of shares of Common Stock covered by the related option. Notwithstanding the foregoing, the Company shall have the right during such period to purchase any stock appreciation right granted with respect to an Incentive Stock Option (and cancel the related options) at the purchase price computed in accordance with paragraph 15(b)(iii) below, and no stock appreciation right may be exercised by an officer or director of the Company within six months of its date of grant. With respect to a stock appreciation right granted less than six months prior to a Special Acceleration to an officer or director of the Company, the stock appreciation right shall become exercisable in full for a period of 30 days following the expiration of six months after the date of such grant, and this right shall apply even if the stock appreciation right has otherwise terminated pursuant to paragraph 6(a)(iv) after a Special Acceleration.

(iii) Except as otherwise specified in paragraphs 15(b)(i) and 15(b)(ii) above, the purchase price for an option or a stock appreciation right and the amount to be paid upon exercise of a stock appreciation right shall be an amount equal to the product of (1) the excess, if any, of the highest of (A) the highest reported closing sales price of a share of Common Stock as reported in The Wall Street Journal during the 60 days preceding such exercise, (B) the highest purchase price shown in any Schedule 13D referred to in paragraphs 15(a)(ii) or 15(a)(iii) as paid within the 60 days prior to the date of such report, (C) the highest gross price (before brokerage commissions and soliciting dealers' fees) paid or to be paid for a share of Common Stock (whether by way of exchange, conversion, distribution, or liquidation or otherwise) in any Approved Transaction or Offer that is in effect at any time during the 60 days preceding such exercise, over the option price, and (2) the number of shares of Common Stock covered by the stock option or stock appreciation right, or portions thereof surrendered. If the consideration paid or to be paid in any Approved Transaction or offer consists, in whole or part, of consideration other than cash, the Board of Directors shall take action it deems appropriate to establish the cash value of the consideration, but the valuation shall not be less than the value, if any, attributed to the consideration by any other party to the Approved Transaction or Offer.

(iv) No options or stock appreciation rights may be exercised upon a Special Acceleration if the amount determined under paragraph 15(b)(iii) is negative. The rights set forth in paragraph 15 shall be transferable only to the extent the related option is transferable in accordance with paragraph 6(a)(iii).

16. Corporate Mergers, Acquisitions, etc. The Board of Directors may also grant options, stock appreciation rights, performance units, stock bonuses and cash bonuses and issue restricted stock under the Plan having terms, conditions and provisions that vary from those specified in this Plan provided that any such awards are granted in substitution for, or in connection with the assumption of, existing options, stock appreciation rights, stock bonuses, cash bonuses, restricted stock and performance units granted, awarded or issued by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to which the Company or a subsidiary is a party.

17. Amendment of Plan. The Board of Directors may at any time, and from time to time, modify or amend the Plan in such respects as it shall deem advisable because of changes in the law while the Plan is in effect or for any other reason. Except as provided in paragraphs 6(a)(iv), 9, 14 and 15, however, no change in an award already granted shall be made without the written consent of the holder of such award.

18. Approvals. The obligations of the Company under the Plan are subject to the approval of state and federal authorities or agencies with jurisdiction in the matter. The Company will use its best efforts to take steps required by state or federal law or applicable regulations, including rules and regulations of the Securities and Exchange Commission and any stock exchange on which the Company's shares may then be listed, in connection with the grants under the Plan. The foregoing notwithstanding, the Company shall not be obligated to issue or deliver Common Stock under the Plan if such issuance or delivery would violate applicable state or federal securities laws.

19. Employment and Service Rights. Nothing in the Plan or any award pursuant to the Plan shall (i) confer upon any employee any right to be continued in the employment of the Company or any subsidiary or interfere in any way with the right of the Company or any subsidiary by whom such employee is employed to terminate such employee's employment at any time, for any reason, with or without cause, or to decrease such employee's compensation or benefits, or
(ii) confer upon any person engaged by the Company any right to be retained or employed by the Company or to the continuation, extension, renewal, or modification of any compensation, contract, or arrangement with or by the Company.

20. Rights as a Shareholder. The recipient of any award under the Plan shall have no rights as a shareholder with respect to any Common Stock until the date of issue to the recipient of a stock certificate for such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.



                               APPENDIX B


                       SEQUENT COMPUTER SYSTEMS, INC.
                        EMPLOYEE STOCK PURCHASE PLAN

                                ARTICLE I

                                 PURPOSE

The purpose of the Sequent Computer Systems, Inc. Employee Stock Purchase Plan (the Plan") is to provide a convenient and practical means through which employees of Sequent Computer Systems, Inc. (the Company") may participate in stock ownership of the Company. The Company believes the Plan will be to the mutual benefit of the employees and the Company by creating a greater community of interest between the Company's stockholders and its employees and by permitting the Company to compete with other companies in obtaining and retaining the services of competent employees. The Company intends that the Plan shall constitute an employee stock purchase plan" within the meaning of
Section 423 of the Internal Revenue Code of 1986. Further, the Company intends that the Plan shall satisfy the requirements of Rule 16b-3 under the Securities Exchange Act of 1934.

                                ARTICLE II

                                DEFINITIONS

The following terms, when capitalized, shall have the meanings specified below unless the context clearly indicates to the contrary.

2.1 Account shall mean each separate account maintained for a Participant under the Plan, collectively or singly as the context requires. Each Account shall be credited with a Participant's contributions, and shall be charged for the purchase of Shares. A Participant shall be fully vested in the cash contributions to his or her account at all times. The Plan Administrator may create special types of accounts for administrative reasons, even though the Accounts are not expressly authorized by the Plan.

2.2 Beneficiary shall mean a person or entity entitled under Section 7.2 to receive shares purchased by, and any remaining balance in, a Participant's Account on the Participant's death.

2.3  Board of Directors shall mean the Board of Directors of the Company.

2.4 Code shall mean the Internal Revenue Code of 1986, as amended from time to time.

2.5 Committee shall mean the Committee appointed by the Board of Directors in accordance with Section 8.1 of the Plan.

2.6 Compensation shall mean the total cash compensation (except as otherwise set forth below) paid to an Employee in the period in question for services rendered to the Employer by the Employee while a Participant. Compensation shall include the earnings waived by an Employee pursuant to a salary reduction arrangement under any cash or deferred or cafeteria plan that is maintained by the Employer and that is intended to be qualified under Section 401(k) or 125 of the Code. An Employee's Compensation shall not include:

              (a) severance pay;
              (b) hiring or relocation bonuses;
              (c) pay in lieu of vacations or sick leave.

2.7 Common Stock shall mean the common stock, par value $.01 per share, of the Company.

2.8  Company shall mean Sequent Computer Systems, Inc., an Oregon corporation.

2.9 Custodian shall mean the investment or financial firm appointed by the Plan Administrator to hold all Shares issued pursuant to the Plan.

2.10 Custodian Account shall mean the account maintained by the Custodian for a Participant under the Plan.

2.11 Disability shall refer to a mental or physical impairment which is expected to result in death or which has lasted or is expected to last for a continuous period of twelve (12) months or more and which causes the Employee to be unable, in the opinion of the Company and two independent physicians, to perform his or her duties as an employee of the Company. Disability shall be deemed to have occurred on the first day after the Company and two independent physicians have furnished their opinion of Disability to the Plan Administrator.

2.12 Employee shall mean an individual who renders services to his or her Employer pursuant to a regular-status Employment relationship with such Employer. A person rendering services to an Employer purportedly as an independent consultant or contractor shall not be an Employee for purposes of the Plan.

2.13 Employer shall mean, collectively, the Company and any Subsidiary, or any successor entity that continues the Plan, or all such entities collectively. All Employees of entities which constitute the Employer shall be treated as employed by a single company for all Plan purposes; except that:

(a) No person shall become a Participant except while employed by an entity which is an Employer;

(b) A Participant shall cease to be a Participant if he or she transfers to an entity which is not an Employer and ceases to be employed by an Employer;

(c) An Employer shall cease to be an Employer for purposes of the Plan, and a Participant who is an employee of such an Employer shall cease to be a Participant, upon the happening of any event or the consummation of any transaction which causes such Employer to cease being an Employer, as defined above; and

(d) Amounts paid by entities other than the Employer shall be ignored in determining Compensation under the Plan.

In contexts in which actions are required or permitted to be taken or notices to be given, the Employer shall mean the Company or any successor corporation.

2.14 Employment shall mean the period during which an individual is an Employee. Employment shall commence on the day the individual first performs services for the Employer as an Employee and shall terminate on the day such services cease, except as determined under Article XI.

2.15  Enrollment Date shall mean the first day of each Offering.

2.16 ESPP New Account Form shall mean the form provided by the Company on which a Participant shall elect to open an account with the Custodian and authorize the delivery to the Custodian of all Shares issued for the Participant's Account.

2.17 Offering shall mean any one of the separate overlapping 18-month periods commencing on March 1, June 1, September 1, and December 1 of each calendar year under the Plan; provided, however, that the first Offering shall commence on the date set by the Plan Administrator as the Enrollment Date for the first Offering and shall continue for 18 months thereafter.

2.18 Participant shall mean any Employee who is participating in any Offering under the Plan pursuant to Article III.

2.19 Payroll Deduction Authorization Form shall mean the form provided by the Company on which a Participant shall elect to participate in the Plan and designate the percentage of his or her Compensation to be contributed to his or her Account through payroll deductions.

2.20  Plan shall mean this document.

2.21 Plan Administrator shall mean the Board of Directors or the Committee, whichever shall be administering the Plan from time to time in the discretion of the Board of Directors, as described in Article IX.

2.22 Purchase Date shall mean the last day of each of the sixth, twelfth and eighteenth months of the Offering.

2.23 Retirement shall mean a Participant's termination of Employment on or after attaining the age of 65 or after the Plan Administrator has determined that he or she has suffered a Disability.

2.24  Share shall mean one share of Common Stock.

2.25 Subsidiary shall mean any corporation, association or other business entity at least fifty percent (50%) or more of the total combined voting power of all classes of stock of which is owned or controlled directly or indirectly by the Company or one or more of such Subsidiaries or both.

2.26 Valuation Date shall mean the date upon which the fair market value of Shares is to be determined for purposes of setting the price of Shares under
Section 6.2 (that is, the Enrollment Date or the applicable Purchase Date). If the Enrollment Date is not a date on which the fair market value may be determined in accordance with Section 6.3, the Valuation Date shall be the first day after the Enrollment Date for which such fair market value may be determined. If the Purchase Date is not a date on which the fair market value may be determined in accordance with Section 6.3, the Valuation Date shall be the first date prior to the Purchase Date on which such fair market value may be determined.

2.27  Vested shall mean non-forfeitable.

                             ARTICLE III

                         EMPLOYEE PARTICIPATION

3.1 Participation. Subject to the provisions of this Article III, an Employee may elect to participate in the Plan effective as of any Enrollment date, by completing and filing a Payroll Deduction Authorization Form as provided in
Section 4.1. As of each Enrollment Date, the Company hereby grants a right to purchase Shares under the terms of the Plan to each eligible Employee who has elected to participate in the Offering commencing on that Enrollment Date.

3.2  Requirements for Participation.

(a) A person shall become eligible to participate in the Plan on the first Enrollment Date on which he or she first meets all of the following requirements; provided, however, that no one shall become eligible to participate in the Plan prior to the Enrollment Date of the first Offering provided for in Section 2.17:

(i) The person is an Employee of the Employer;

(ii) The person's customary period of Employment is for more than twenty (20) hours per week;

(iii) The person's customary period of Employment is for more than five (5) months in any calendar year.

(b) Employees who are also directors or officers of the Company may participate only in accordance with Rule 16b-3 under the Securities Exchange Act of 1934, as in effect from time to time.

(c) Any eligible Employee may enroll or re-enroll in the Plan as of the Enrollment Date of any Offering by filing timely written notice of such participation, subject to the following provisions:

(i) In order to enroll in the Plan initially, an eligible Employee must complete, sign and submit to the Company the following forms:

(A) Payroll Deduction Authorization Form. Any Payroll Deduction Authorization Form received by the Company no later than 5:00 p.m. on the Enrollment Date of the Offering will be effective on that Enrollment Date.

(B) ESPP New Account Form. The ESPP New Account Form must accompany the Payroll Deduction Authorization Form submitted for enrollment in the Plan. Any ESPP New Account Form received by the Company no later than 5:00 p.m. on the Enrollment Date of the Offering will be effective on that Enrollment Date.

(ii) A Participant may re-enroll in the Plan as of any Enrollment Date by the submission of a new Payroll Deduction Authorization Form and, if applicable, an ESPP New Account Form required to open a Custodian Account. If a Participant is participating in an Offering at the time of re-enrollment, such re-enrollment shall constitute withdrawal, effective as of such Enrollment Date, from the ongoing Offering and simultaneous enrollment in the new Offering commencing on the Enrollment Date. If the Enrollment Date coincides with a Purchase Date of an ongoing Offering, the funds that have been credited to the Participant's Account as of such Purchase Date may at the Participant's election either be applied to the purchase of Shares under the ongoing Offering from which the Participant is withdrawing, or returned to the Participant if the Participant has given 15 days' notice to the Company in accordance with Section 7.4. If the Enrollment Date does not coincide with a Purchase Date under the ongoing Offering, all funds credited to the Participant's Account as of the Enrollment Date will be returned to the Participant in accordance with Section 7.4.

(iii) Absent withdrawal from the Plan pursuant to Section 7.4, a Participant will automatically be re-enrolled in the Plan on the next Enrollment Date immediately following the expiration of the Offering of which he or she is then a Participant.

(d) An Employee may participate in only one Offering at any one time.

(e) A Participant shall become ineligible to participate in the Plan and shall cease to be a Participant when any of the following occurs:

(i) The entity of which the Participant is an Employee ceases to be an Employer as defined in Section 2.13.

(ii) The Participant ceases to meet the eligibility requirements of Section 3.2(a).

3.3  Limitations on Participation.

(a) No Employee may obtain a right the purchase Shares under the Plan if, immediately after the right is granted, the Employee owns or is deemed to own Shares possessing five percent (5%) or more of the combined voting power or value of all classes of stock of the Company or any parent or Subsidiary of the Company. For purposes of determining share ownership, the rules of Section 425(d) of the Code shall apply and Shares that the Employee may purchase under any options or rights to purchase, whether or not Vested, shall be treated as Shares owned by the Employee.

(b) No Employee may obtain a right to purchase Shares under the Plan that permits the Employee's rights to purchase Shares under the Plan and any other employee stock purchase plan of the Company or any parent or Subsidiary of the Company to accrue at a rate which exceeds $25,000 in fair market value of Shares (determined as of the Enrollment Date ) for each calendar year of the Offering. This section shall be interpreted to permit an Employee to purchase the maximum number of Shares permitted under Section 423(b)(8) of the Code and regulations and interpretations adopted thereunder.

(c) The maximum number of Shares that an Employee may purchase in an Offering shall not exceed 10,000 Shares, no more than one-third of which may be purchased on any Purchase Date with respect to that Offering.

3.4 Termination of Participation. Unless Section 7.2 applies, a Participant whose participation is terminated in accordance with Section 3.2(e) shall have the rights provided in Section 7.1.

3.5  Voluntary Participation. Participation in the Plan shall be voluntary.

                             ARTICLE IV

                         PAYROLL DEDUCTIONS

4.1 Payroll Deduction Authorization. An Employee may contribute to the plan only be means of payroll deductions. A Payroll Deduction Authorization Form must be filed with the Company's stock administration department no later than 5:00 p.m. on the Enrollment Date as of which the payroll deductions are to take effect; provided, however, that a Payroll Deduction Authorization Form that effects a withdrawal and simultaneous re-enrollment may be filed at any time on or before the Enrollment Date.

4.2 Amount of Deductions. A Participant may specify that he or she desires to make contributions to the Plan at a rate not less than two percent (2%) and not more than ten percent (10%) of the Participant's Compensation during each pay period in the Offering, or such other minimum or maximum percentages as the Plan Administrator shall establish from time to time. Such specification shall apply during any period of continuous participation in the Plan, unless modified or terminated as provided in Section 4.5 or as otherwise provided in the Plan. If a payroll deduction cannot be made in whole or in part because the Participant's pay for the period in question is insufficient to fund the deduction after having first withheld all other amounts deductible from his or her pay, the amount that was not withheld cannot be made up by the Participant nor will it be withheld from subsequent pay checks.

4.3 Commencement of Deductions. Payroll deductions for a Participant shall commence on the Enrollment Date of the Offering for which his or her Payroll Deduction Authorization Form is effective and shall continue indefinitely, unless modified or terminated as provided in Section 4.5 or as otherwise provided in the Plan.

4.4 Accounts. All payroll deductions made for a Participant shall be credited to his or her Account under the Plan. Following each Purchase Date, the Plan Administrator shall promptly deliver a report to each Participant setting forth the aggregate payroll deductions credited to such Participant's Account during the preceding six months and the number of Shares purchased and delivered to the Custodian for deposit into the Participant's Custodian Account.

4.5  Modification of Authorized Deductions.

(a) A Participant may,

(i) prior to the commencement of each Offering in which he or she will be a Participant, and

(ii) on not more than one occasion during each such Offering, increase or reduce the amount of his or her payroll deduction effective for all subsequent payroll periods, by completing an amended Payroll Deduction Authorization Form and filing it with the Company's stock administration department in accordance with Section 4.1; provided, however, that no modification in a Participant's payroll deduction shall cause such Participant's contribution to be less than two percent (2%) or more than ten percent (10%) of such Participant's Compensation during any pay period.

(b) A Participant may at any time discontinue his or her payroll deductions, without withdrawing from the Plan, by completing an amended Payroll Deduction Authorization Form and filing it with the Company's stock administration department. Previous payroll deductions will then be retained in the Participant's Account for application to purchase Shares on the next Purchase Date, after which the Participant's participation in the Offering will terminate.

(c) For purposes of this Section 4.5, an amended Payroll Deduction Authorization Form shall be effective for a specific pay period when filed 15 days prior to the last day of such period.

                                 ARTICLE V

                             CUSTODY OF SHARES

5.1 Delivery and Custody of Shares. Shares purchased pursuant to the Plan shall be delivered to and held by the Custodian.

5.2 Custodian Account. As soon as practicable after each Purchase Date, the Company shall deliver to the Custodian the full Shares purchased for each Participant's Account. The Shares will be held a Custodian Account specifically established for this purpose. An Employee must open a Custodian Account with the Custodian in order to be eligible to purchase Shares under the Plan. In order to open a Custodian Account, the Participant must complete an ESPP New Account Form and submit it with the enrolling individual's stock administration office no later than the Enrollment Date of the Offering as of which the enrollment is to take effect; provided, however, that an ESPP New Account Form that effects a change in the status of the Custodian Account may be filed at any time during participation in the Plan.

5.3 Transfer of Shares. Upon receipt of appropriate instructions from a Participant on forms provided for that purpose, the Custodian will transfer into the Participant's own name all or part of the Shares held in the Participant's Custodian Account and deliver such shares to the Participant.

5.4 Statements. The Custodian will deliver to each Participant a quarterly statement showing the activity of the Participant's Custodian Account and the balance as to both Shares and cash. Participants will be furnished such other reports and statements, and at such intervals, as the Custodian and Plan Administrator shall determine from time to time.

                               ARTICLE VI

                           PURCHASE OF SHARES

6.1 Purchase of Shares. Subject to the limitations of Article VII, on each Purchase Date in an Offering, the Company Shall apply the amount credited to each Participant's Account to the purchase of as many full Shares that may be purchased with such amount at the price set forth in Section 6.2, and shall promptly deliver such Shares to the Custodian for deposit into the Participant's Custodian Account. Payment for Shares purchased under the Plan will be made only through payroll withholding in accordance with Article IV.

6.2 Price. The price of Shares to be purchased under Section 6.1 on any Purchase Date shall be the lower of:

(a) Eighty-five percent (85%) of the fair market value of the Shares on the Enrollment Date of the Offering; or

(b) Eighty-five percent (85%) of the fair market value of the Shares on the Purchase Date.

6.3  Fair Market Value.

(a) The fair market value of the Shares on any date shall be equal to the closing price of such Shares on the Valuation Date, as reported on the NASDAQ National Market System or such other quotation system that supersedes it.

(b) If (a) is not applicable, the fair market value of the Shares shall be determined by the Plan Administrator in good faith. Such determination shall be conclusive and binding on all persons.

6.4 Unused Contributions. Any amount credited to a Participant's Account and remaining herein immediately after a Purchase Date because it was less than the amount required to purchase a full Share shall be carried forward in such Participant's Account for application on the next succeeding Purchase Date.

                               ARTICLE VII

                       TERMINATION AND WITHDRAWAL

7.1 Termination of Employment. Upon termination of a Participant's Employment for any reason other than as set forth in Section 7.2, the payroll deductions credited to such Participant's Account shall be returned to the Participant. A Participant shall have no right to acquire shares upon termination of his or her Employment.

7.2 Termination upon Death, Retirement or Disability. Upon termination of the Participant's Employment because of his or her Death, Retirement or Disability, the payroll deductions credited to his or her Account shall be used to purchase Shares as provided in Article VI on the next Purchase Date. Any remaining balance in the Participant's Account shall be returned to him or her or, in the case of death, any Shares purchased and any remaining balance shall be transferred to the deceased Participant's Beneficiary, or if none, to his or her estate.

7.3 Designation of Beneficiary. Each Participant may designate, revoke and redesignate Beneficiaries. This action shall be taken in writing on a form provided by the Plan Administrator and shall be effective upon delivery to the Plan Administrator.

7.4 Withdrawal. A Participant may withdraw the entire amount credited to his or her Account under the Plan and thereby terminate participation in the current Offering at any time by giving written notice to the Company, but in no case may a Participant withdraw amounts within the 15 days immediately preceding a Purchase Date for that Offering. A withdrawal under Section 3.2(c)(ii) not involving a return of funds does not require such 15-day notice to the Company. Any amount withdrawn shall be paid to the Participant promptly after receipt of proper notice of withdrawal and no further payroll deductions shall be made from his or her Compensation unless a Payroll Deduction Authorization Form directing further deductions is or has been submitted.

7.5  Status of Custodian Account.

(a) Upon the termination of a Participant's Employment as set forth in Section 7.1, the Participant may,

(i) elect to retain with the Custodian the Shares held in the Participant's Custodian Account. The Participant will bear the cost of any annual fees resulting from maintaining such account.

(ii) request issuance of the Shares held in the Participant's Custodian Account by submitting to the Custodian the appropriate forms provided for that purpose.

(b) Upon the termination of a Participant's Employment as set forth in Section 7.2, any shares held by the Custodian for the Participant's Account shall be transferred to the persons entitled thereto under the laws of the state of domicile of the Participant upon a proper showing of authority.

                             ARTICLE VIII

                   SHARES PURCHASED UNDER THE PLAN

8.1  Source and Limitation of Shares.

(a) The Company has reserved for sale under the Plan [2,950,000] 4,150,000 shares of its Common Stock, subject to adjustment upon changes in capitalization of the Company as provided in Section 10.2. Shares sold under the Plan may be newly issued shares or shares reacquired in private transactions or open market purchases, but all Shares sold under the Plan regardless of source shall be counted against the [2,950,000] 4,150,000 Share limitation.

(b) If there is an insufficient number of Shares to permit the full exercise of all existing rights to purchase Shares, or if the legal obligations of the Company prohibit the issuance of all Shares purchasable upon the full exercise of such rights, the Plan Administration shall make a pro rata allocation of the Shares remaining available in as nearly a uniform and equitable manner as possible, based pro rata on the aggregate amounts then credited to each Participant's Account. In such event, payroll deductions to be made shall be reduced accordingly and the Plan Administrator shall give written notice of such reduction to each Participant affected thereby. Any amount remaining in a Participant's Account immediately after all available Shares have been purchase will be promptly remitted to such Participant. Determination by the Plan Administrator in the regard shall be final, binding and conclusive on all persons. No deductions shall be permitted under the Plan at any time when no Shares are available.

8.2 Delivery of Shares. As promptly as practicable after each Purchase Date, the Company shall deliver to the Custodian the full Shares purchased for each Participant's Account.

8.3 Interest in Shares. The rights to purchase Shares granted pursuant to this Plan will in all respects be subject to the terms and conditions of the Plan, as interpreted by the Plan Administrator from time to time. The Participant shall have no interest in Shares purchasable under the Plan until payment for the shares has been completed at the close of business on the relevant
Purchase Date. The Plan provides only an unfunded, unsecured promise by the Employer to pay money or property in the future. Except with respect to the Shares purchased on a Purchase Date, an Employee choosing to participate in the Plan shall have no greater rights than an unsecured creditor of the Company. After the purchase of the Shares, the Participant shall be entitled to all rights of a stockholder of the Company.

                                ARTICLE IX

                              ADMINISTRATION

9.1 Plan Administrator. At the discretion of the Board of Directors, the Plan shall be administered by the Board of Directors or by a Committee appointed by the Board of Directors in accordance with Rule 16b-3 under the Securities Exchange Act of 1934, as in effect from time to time. Each member of the Committee shall be either a director, an officer or an Employee of the Company. Each member shall serve for a term commencing on a date specified by the Board of Directors and continuing until he or she dies, resigns or is removed from office by the Board of Directors.

9.2 Powers. The Plan Administrator shall be vested with full authority to make, administer and interpret all rules and regulations as it deems necessary to administer the Plan. Any determination, decision or act of the Plan Administrator with respect to any action in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive and binding upon all Participants and any and all other persons claiming under or through any Participant. The provisions of the Plan shall construed in a manner consistent with the requirements of Section 423 of the Code.

                                 ARTICLE X

                  CHANGES IN CAPITALIZATION, MERGER, ETC.

10.1 Rights of the Company. The grant of a right to purchase Shares pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassification, reorganizations or other changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or transfer all or any part of its divisions, subsidiaries, business or assets.

10.2 Recapitalization. Subject to any required action by the stockholders, the number of Shares covered by the Plan as provided in Section 8.1 and the price per share shall be proportionately adjusted for any increase of decrease in the number of issued Shares of the Company resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only on the Shares) or any other increase or decrease in the number of such Shares effected without receipt or payment of consideration by the Company.

10.3 Consolidation or Merger. In the event of the consolidation or merger of the Company with or into any other business entity, or the sale by the Company of substantially all of its assets, the successor may continue the Plan by adopting the same by resolution of its board of directors or agreement of its partners or proprietors. If, within 90 days after the effective date of a consolidation, merger or sale of assets, the successor corporation, partnership or proprietorship does not adopt the Plan, the Plan shall be terminated in accordance with Section 13.1.

                               ARTICLE XI

                        TERMINATION OF EMPLOYMENT

11.1 Vacation, Leave or Layoff. A person's Employment shall not terminate on account of an authorized leave of absence, sick leave or vacation, or on account of a military leave described in Section 11.2, or a direct transfer between Employers. Failure to return to work upon expiration of any leave of absence, sick leave or vacation shall be considered a resignation effective as of the expiration of such leave of absence, sick leave or vacation.

11.2 Military Leave. Any Employee who leaves the Employer directly to perform services in the Armed Forces of the United States or in the United States Public Health Service under conditions entitling the Employee to reemployment rights provided by the laws of the United States, shall be on military leave. An Employee's military leave shall expire if the Employee voluntarily resigns from the Employer during the leave or if he or she fails to make application for reemployment within a period specified by such law for the preservation of employment rights. In such event, the individual's employment shall terminate by resignation on the day the military leave expires.

                                ARTICLE XII

                        STOCKHOLDER APPROVAL AND RULINGS

The Plan is expressly made subject (a) to the approval of the holders of a majority of the outstanding shares of the Company within 12 months after the date the Plan is adopted and (b) at its election, to the receipt by the Company from the Internal Revenue Service of a ruling in scope and content satisfactory to counsel to the Company, affirming the qualification of the Plan within the meaning of Section 423 of the Internal Revenue Code of 1986. If the Plan is not so approved by the stockholders within 12 months after the date the Plan is adopted and if, at the election of the Company a ruling from the Internal Revenue Service is sought but is not received on or before one year after this Plan's adoption by the Board of Directors, this Plan shall not come into effect. In that case, the Account of each Participant shall forthwith be paid to him.

                              ARTICLE XIII

                        MISCELLANEOUS PROVISIONS

13.1  Amendment and Termination of the Plan.

(a) The Board of Directors of the Company may at any time amend the Plan. Except as otherwise provided herein, no amendment may adversely affect or change any right to purchase Shares previously granted to any Participant. No amendment shall be made without prior approval of the stockholders of the Company if the amendment would:

(i) Permit the sale of more Shares than are authorized under Section 8.1;

(ii) Permit the sale of Shares to employees of entities which are not Employers as defined in Section 2.13;

(iii) Materially increase the benefits accruing to Participants under the Plan; or

(iv) Materially modify the requirements as to eligibility for participation in the Plan.

(b) The Plan is intended to be a permanent program, but an Employer shall have the right at any time to declare the Plan terminated completely as to it. Upon such termination, amounts credited to the Accounts of Participants with respect to whom the Plan has been terminated shall be returned to such Participants.

13.2 Non-Transferability. Neither payroll deductions credited to a Participant's Account nor any rights with regard to the purchase of Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the Participant except as provided in Section 7.2, and any attempted assignment, transfer, pledge, or other disposition shall be null and void. The Company may treat any such act as an election to withdraw funds in accordance with Section 7.4.

13.3 Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purposes and the Company shall not be obligated to segregate the payroll deductions.

13.4 Expenses. All expenses of administering the Plan shall be borne by the Company and its subsidiaries. The Company will not pay expenses, commission or taxes incurred in connection with sales of Shares by the Custodian at the request of a Participant. Expenses to be paid by a Participant will be deducted from the proceeds of sale prior to remittance.

13.5 No Interest. No Participant shall be entitled, at any time, to any payment or credit for interest with respect to or on the payroll deductions contemplated herein, or on any other assets held hereunder for the Participant's Account.

13.6 Registration and Qualification of Shares. The offering of Shares hereunder shall be subject to the effecting by the Company of any registration or qualification of the Shares under any federal or state law or the obtaining of the consent or approval of any governmental regulatory body which the Company shall determine, in its sole discretion, is necessary or desirable as a condition to, or in connection with, the offering or the issue or purchase of the Shares covered thereby. The Company shall make every reasonable effort to effect such registration or qualification or to obtain such consent or approval.

13.7 Responsibility and Indemnity. Neither the Company, any Subsidiary of the Company, its Board of Directors, the Custodian, nor any member, officer, agent, or employee of any of them, shall be liable to any Participant under the Plan for any mistake of judgment or for any omission or wrongful act unless resulting from gross negligence, willful misconduct or intentional misfeasance. The Company will indemnify and save harmless its Board of Directors, the Custodian and any such member, office, agent or employee against any claim, loss, liability or expense arising out of the Plan, except such as may result from the gross negligence, willful misconduct or intentional misfeasance of such entity or person.

13.8 Plan Not a Contract of Employment. The Plan is strictly a voluntary undertaking on the part of the Employer and shall not constitute a contract between the Employer and any Employee, or consideration for or an inducement or a condition of the employment of an Employee. Except as otherwise required by law, or any applicable collective bargaining agreement, nothing contained in the Plan shall give any Employee the right to be retained in the service of the Employer or to interfere with or restrict the right of the Employer, which is hereby expressly reserved, to discharge or retire any Employee at any time, with or without cause and with or without notice. Except as otherwise required by law, inclusion under the Plan will not give any Employee any right or claim to any benefit hereunder except to the extent such right has specifically become fixed under the terms of the Plan. The doctrine of substantial performance shall have no application to any Employee, Participant, or Beneficiary. Each condition and provision, including numerical items, has been carefully considered and constitutes the minimum limit on performance which will give rise to the applicable right.

13.9 Service of process. The Secretary of the Company is hereby designated agent for service or legal process on the Plan.

13.10 Notice. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received by the Plan Administrator. Any notice required by the Plan to be received by the Company prior to an Enrollment Date, payroll period or other specified date, and received by the Plan Administrator subsequent to such date shall be effective on the next occurring Enrollment Date, payroll period or other specified date to which such notice applies.

13.11 Governing Law. The Plan shall be interpreted, administered and enforced in accordance with the Code, and the rights of Participants, former Participants, Beneficiaries and all other persons shall be determined in accordance with it. To the extent that state law is applicable, however, the laws of the State of Oregon shall apply.

13.12 Plurals. Where the context so indicates, the singular shall include the plural and vice versa.

13.13 Titles. Titles of Articles and Sections are provided herein for convenience only and are not to serve as the basis for interpretation or construction of the Plan.

13.14 References. Unless the context clearly indicates to the contrary, reference to a Plan provision, statute, regulation or document shall be construed as referring to any subsequently enacted, adopted or executed counterpart.